UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

fpa FUNDS TRUST

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2022

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Performance Overview

The FPA Crescent Fund — Institutional Class ("Fund" or "Crescent") gained 8.42% in Q4, reducing the trailing twelve month decline to 9.20%.1 The Fund captured just 50.4% of the average of the S&P 500 and MSCI ACWI NR's ("MSCI ACWI") decline in the trailing twelve months, outperforming its 74.9% average net risk exposure.2

Below you can see the Fund's performance along with various relevant indexes.

Exhibit A: Performance versus Illustrative Indices3

	Q4 2022	Trailing 12-month
Crescent	8.42%	-9.20%
Crescent — Long Equity	11.50%	-15.48%
MSCI ACWI	9.76%	-18.36%
S&P 500	7.56%	-18.11%
50% S&P 500 / 50% MSCI ACWI	8.66%	-18.24%
60% MSCI ACWI / 40% BBg US Agg	6.64%	-16.02%
60% S&P 500 / 40% BBg US Agg	5.39%	-15.79%

1  Effective September 4, 2020, the previous single class of shares of the Fund was renamed the Institutional Class shares. Unless otherwise noted, all data herein is representative of the Institutional Share Class.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of December 31, 2022 was 74.6%.

3  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings only includes equity securities excluding paired trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product, or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The meaningful and prolonged market decline in 2022 means the market cycle that began in October 2007 has finally ended. This was the longest bull market in recent memory, surpassing even 1987-2000.4 Over the market cycle that ended in January 2022, the Fund performed favorably compared to the equity market on a risk-adjusted basis — generating 91.3% of the average of the S&P 500 and MSCI ACWI's positive annualized return while taking on 64.1% net risk exposure, on average.5

Exhibit B: Most Recent Market Cycle Performance6

10/10/2007-1/3/2022
Crescent	7.65%
MSCI ACWI	6.33%
S&P 500	10.43%
50% S&P 500 / 50% MSCI ACWI	8.38%
MSCI ACWI Value	3.89%
MSCI ACWI Growth	8.68%
60% MSCI ACWI / 40% BBg US Agg	5.74%
60% S&P 500 / 40% BBg US Agg	8.14%
CPI	2.10%
Crescent Average Net Risk	64.1%

We believe these results mean we met the Fund's objective of equity-like returns over the long-term despite a period that was far more favorable to a fully invested, US "growth" equity strategy than a risk aware, global multi-asset strategy. Importantly, we believe this was a conservatively earned return as we don't believe we ever exposed the portfolio to catastrophic loss at any point along the way. In addition, the Fund was always invested in what we believed to be well-financed businesses, diversified by company and industry and never with any one or two large "bets".

4  As of December 31, 2022. Source: Yardeni Research. https://www.yardeni.com/pub/sp500corrbeartables.pdf Note: We do not include 2020 as a "bear" market because the decline lasted less than 2 months. https://fpa.com/docs/default-source/default-document-library/2015-04-29-market-cycle-performance-final.pdf?sfvrsn=2

5  We are reporting on this now because one didn't know the market cycle that began in 2007 was over in January 2022 until mid-year. The current market cycle began on January 4, 2022 and continued through December 31, 2022. Market cycles (peak to peak) are generally defined as a period that contains a decline of at least 20% from the previous market peak over at least a two-month period and a rebound to establish a new peak above the prior market peak. The current cycle is ongoing and thus presented through the most recent quarter-end. Once the cycle closes, the results presented may differ materially and may reflect a different time period than shown here.

6  Source: Morningstar, FPA. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Market Cycle Performance reflects the most recent S&P 500 Index market cycle (peak to peak) where market cycle is defined in footnote 5 above.

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio discussion

Exhibit C: Trailing Twelve-Month Contributors and Detractors as of December 31, 20227

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Interest Rate Caps (multiple)	1.11%	0.5%	Alphabet	-2.51%	5.3%
FPS (shipping investment)	0.92%	2.0%	Meta Platforms	-1.99%	1.8%
Glencore	0.73%	2.1%	Charter Communications	-1.23%	2.0%
Sound Holding (shipping investment)	0.54%	0.8%	Comcast	-1.04%	3.1%
American International Group	0.42%	2.8%	Amazon	-0.93%	1.6%
	3.73%	8.2%		-7.70%	13.7%

In the last twelve months, Crescent's top five performers contributed 3.73% to its return, while its bottom five detracted 7.70%.

American International Group (AIG) is one company that we haven't discussed in a while, although it's been in the portfolio since 2011. This year, AIG successfully IPO'd a portion of its life business, an important step on the way to becoming a pure property & casualty company. The company's general insurance operations demonstrated another year of improved underwriting and profitability.

Amazon declined in price during the year as it became apparent that, having doubled the footprint of the company's retail infrastructure coming out of Covid, the company had expanded too aggressively. The investment community is similarly concerned that the company's cloud business, AWS, is likely to be negatively impacted by general economic malaise, which would result in a growth rate lower than that of the recent past. Taking a long-term view, we envision both AWS and retail growing over the coming years, complemented by a high margin advertising business. Looking forward, we expect the company to benefit from positive operating leverage under the keen eye of CEO Andy Jassy, who has proven himself as a results-oriented leader in his former position as head of AWS. Though the valuation looks rather rich at the moment on near-term results, if we are correct in our thesis, the valuation at present prices will look to have been a bargain in hindsight.

The remaining contributors and detractors have been discussed in the last twelve months. We ask that you refer to prior quarterly letters for additional insight.

7  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit D: Portfolio Composition8

Risk Asset	Q4 2022	Q3 2022	Q4 2021	5yr Average
Common Stock, Long	68.5%	68.3%	75.3%	71.1%
Common Stock, Short	0.0%	0.0%	2.5%	-4.6%
Credit, Long	2.4%	2.2%	0.2%	3.6%
Credit, Short	0.0%	0.0%	0.0%	-0.3%
Other	3.7%	4.4%	1.8%	2.3%
Exposure, Net	74.6%	75.0%	74.8%	72.2%

We came into 2022 conservatively postured with net risk assets at 74.8%. We added three new positions to the Fund and exited two in the quarter. Despite that, the Fund ended 2022 with net risk exposure of 74.6%.

Markets & Economy

In an effort to tame 2022's high inflation (6.5% in the US and 8.9% globally), Central Banks forcefully reacted by increasing interest rates, with the US Fed Funds rate increasing during the year from 0.25% to 4.33%. 1-year US Treasury Bills followed suit, increasing from 0.38% to 4.49%. An increase of more than 4 percentage points was the largest increase since 1980.9 While interest rates were bound to eventually increase, we just as well could have argued that might have occurred years earlier. Interest rates are the price of money — effectively the price paid for its use for a prescribed period of time. The higher the rate/price, the lower the asset value — all else being equal. This largely explains 2022's declines in both stocks and bonds. While stocks had their worst year since 2008, bonds failed to offer the protection to which investors have become accustomed to for these past four decades with the Bloomberg US Aggregate Bond Index declining -13.0% last year.10 This has led to the return of some market rationality. Even negative yielding bonds disappeared for the first time since 2010.11

While interest rates will always be a driver of returns, along with the inextricably linked economic growth and pace of inflation, your portfolio managers have greater clarity of how the companies in which we invest on behalf of the Fund might perform over time than we do of macroeconomic considerations. Very few have exhibited consistent and long-term success in trading the market predicated on such global variables.

8  Risk Assets include all investments excluding cash and cash equivalents. Net Risk Exposure is the percentage of portfolio exposed to Risk Assets. The "Common stock, long" equity exposure and the Fund's "Exposure, Net" include a 2.9% allocation to a SPAC basket consisting of 69 SPAC investments as of December 31, 2022. Portfolio composition will change due to ongoing management of the Fund. Please see Important Disclosures for a description of the potential risks of investing in SPACs.

9  Source: FRED. As of December 31, 2022.

10  Source: Bloomberg. As of December 31, 2022.

11  Source: Financial Times, Bloomberg. As of December 31, 2022. There were no negative yielding bonds (> 1 year maturity) per Bloomberg at year-end 2022. https://www.ft.com/content/35779b15-ca04-441a-bc3f-507b030ed45f

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

US stock valuations are trading about in line with their 25-year average as can be seen in the table below.

Exhibit E: S&P 500 Valuations12

	Year-end 2022		25-year Avg.
Forward P/E	16.7	x	16.8	x
Shiller's P/E (CAPE)	28.0	x	27.9	x
Dividend Yield	1.8%		2.0%
Price to book	3.8	x	3.1	x
Price to cash flow	12.4	x	11.2	x*

Stock valuations outside the US continue to trade less expensively as noted in the table below.

Exhibit F: Global Forward P/E Ratios13

	Year-end 2021		Year-end 2022		25-year Avg.
US	21.2	x	16.7	x	16.8	x
Japan	14.7	x	12.2	x	19.7	x
Europe	14.6	x	11.9	x	14.9	x
Emerging Markets	11.8	x	11.7	x	11.8	x
China	11.7	x	10.8	x	12.5	x

While we cannot predict the future, we would not be surprised if additional economic weakness and (finally) a credit event might occur prior to a sustained market rebound. Higher borrowing costs due to a higher cost of capital (elevated interest rates and a larger risk premium) combined with a potentially weaker economy has historically translated into more borrowers defaulting on their debt obligations.

Credit spreads (the "risk premium" mentioned above) are still tighter than historical levels. High-yield spreads ended 2021 at 2.8%, peaked at 5.8% in early July, but ended 2022 tighter at 5.1%. Past credit cycles have seen much wider spreads; e.g., 10% in 2002, 16% in 2008, 8% in 2011, 9% in 2020. Should defaults increase from the current 1.6% to anywhere close to its long-run average of 3.6%, then we would expect that credit spreads would widen, resulting in higher yields.14

12  As of December 31, 2022. Source: Factset, Federal Reserve Bank, Robert Shiller, Standard & Poor's, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. * Note: Price to cash flow is a 20-year average due to cash flow data availability.

13  As of December 31, 2022. Source: Factset, MSCI, Standard & Poor's, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please refer to the Important Disclosures for definitions of key terms and representative indices used for each geographic market shown in the table.

14  Source: FRED and J.P. Morgan Asset Management Guide to the Markets. Long-run average is based on monthly historical data beginning in January 1990.

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit G: High Yield Bonds Credit Spread & Default Rate15

In the past, a credit event would have allowed us to take advantage of higher yielding bonds and distressed debt. While we hope to increase the Fund's historically low credit exposure, we will do so cautiously given that borrowers have taken advantage of the terms from lenders that allow a greater flexibility to avoid bankruptcy than we have seen heretofore. Historically weak debt covenants have been the result.

15  As of December 31, 2022. Source: J.P. Morgan Asset Management Guide to the Markets. Long-run average is based on monthly historical data beginning in January 1990. Default rates are defined as the par value percentage of the total market trading at or below 50% of par value and includes any chapter 11 filings, prepackaged filing or missed interest payments. The default rate is the last twelve-month figure and tracks the percent of defaults over that period. Spread-to-worst is the difference between the yield-to-worst of a bond and the yield-to-worst of a US Treasury security with a similar duration. Recovery Rate is the extent to which principal and accrued interest on defaulted debt can be recovered, expressed as a percentage of face value. High-yield is represented by the J.P. Morgan Domestic High-yield Index.

Past results are no guarantee, nor are they indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit H: Weak Covenants16

Covenant-light agreements have already led to companies stripping collateral out of the company that would normally have been collateral to protect the lender (i.e., a "carve-out"). For example, J. Crew carved out the valuable Madewell brand to the benefit of the company's private equity investors. It has also fomented lender-on-lender violence, which allows a borrower to give preference to one subset of creditors at the expense of another. Serta Simmons, for example, advantaged one cohort of lenders in the same class by having them lend the company additional money that was senior to the existing debt and allowing these lenders to exchange their prior debt into this new senior paper. In both the J. Crew and Serta Simmons cases, there were some very unhappy lenders.17

Closing

We think lower valuations and higher bond yields help position us to take advantage of any continued market weakness. We hope to "lean in" to price declines in the same way that we have in prior cycles with the goal of driving equity-like rates of return while avoiding permanent impairment of capital.

16  Chart as of August 31, 2022. Source: The 2023-2024 Credit Cycle Public & Private Credit Markets Outlook & Opportunities Q4 White Paper page 6. Marathon Asset Management.

17  Sources: Serta, June 11, 2020: https://nypost.com/2020/06/11/leon-black-suing-mattress-giant-serta-simmons-over-unlawful-scheme/; J. Crew, May 4, 2020; https://www.prnewswire.com/news-releases/jcrew-group-inc-announces-comprehensive-agreement-to-deleverage-balance-sheet-and-position-jcrew-and-madewell-for-long-term-profitable-growth-301051688.html

Past results are no guarantee, nor are they indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Thank you for your support. We don't take it cavalierly that you have entrusted a portion of your capital to us to steward. It is up to us — from one market cycle to the next — to repeatedly earn that trust. Uncovering, researching, and selecting the asset classes and securities across geographies that might best serve the Fund forms the foundation of our quotidian existence. While this should help drive returns, we are conscious that many of our investors invest alongside us in taxable accounts and we therefore regularly seek to maximize after-tax efficiency, which has led to Crescent declaring only a small capital gain distribution in June and none at year-end.18

Respectfully submitted,

FPA Crescent Portfolio Managers
January 25, 2022

18  The information provided herein is neither tax nor legal advice. Investors should consult with a tax or legal advisor before making any investment decision.

Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

FPA Crescent Fund Portfolio Highlights

Performance versus Illustrative Indices1

	Q4 2022	Trailing 12-month
Crescent — FPACX	8.42%	-9.20%
Crescent — Long Equity	11.50%	-15.48%
MSCI ACWI	9.76%	-18.36%
S&P 500	7.56%	-18.11%
50% S&P 500/50% MSCI ACWI	8.66%	-18.24%
60% MSCI ACWI NR/40% BBg US Agg	6.64%	-16.02%
60% S&P 500/40% BBg US Agg	5.39%	-15.79%

  Asset Allocation3

Risk Asset	Q4 2022	Q3 2022	Q4 2021	5yr Average
Common Stock, Long	68.5%	68.3%	75.3%	71.1%
Common Stock, Short	0.0%	0.0%	2.5%	-4.6%
Credit, Long	2.4%	2.2%	0.2%	3.6%
Credit, Short	0.0%	0.0%	0.0%	-0.3%
Other	3.7%	4.4%	1.8%	2.3%
Exposure, Net	74.6%	75.0%	74.8%	72.2%

  Top 10 Holdings2

Portfolio Holding	Portfolio Weight
Alphabet	4.4%
Holcim	3.5%
AIG	3.1%
Analog Devices	3.0%
FPS (shipping investment)	3.0%
SPACs (various issues)	2.9%
Comcast	2.9%
TE Connectivity	2.5%
International Flavours and Fragrances	2.2%
Aon	2.1%
29.6%

  Geographic Exposure (Net Equity)4

	Domicile	Revenue
United States	62.7%	44.2%
International	37.3%	55.8%
Developed	32.1%	26.0%
Emerging Markets	5.2%	15.7%
Rest of World (Uncategorized)	—	14.1%

Fund Activity5

New Positions	Increased Positions	Decreased Positions	Exited Positions
Naspers (equity)	N/A	N/A	Prosus (equity)
Cornerstone OnDemand (bank debt)			Flutter Entertainment (equity)
Vision Solutions (bank debt)

Trailing Twelve-Month Contributors and Detractors as of December 31, 20226

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Interest Rate Caps (multiple)	1.11%	0.5%	Alphabet	-2.51%	5.3%
FPS (shipping investment)	0.92%	2.0%	Meta Platforms	-1.99%	1.8%
Glencore	0.73%	2.1%	Charter Communications	-1.23%	2.0%
Sound Holding (shipping investment)	0.54%	0.8%	Comcast	-1.04%	3.1%
American International Group	0.42%	2.8%	Amazon	-0.93%	1.6%
	3.73%	8.2%		-7.70%	13.7%

All data on this page as of December 31, 2022 unless otherwise indicated. Source: Factset, Morningstar, Bloomberg, FPA.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Please see footnote references in the following page. Portfolio composition will change due to ongoing management of the Fund . Past performance is no guarantee, nor is it indicative, of future results. Please see the end of this Commentary for important dis closures and definitions.

FPA Crescent Fund Portfolio Highlights Footnotes

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Crescent-Long equity excludes pair trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

2  List provides the top 10 holdings for the Fund as a percentage of total net assets and includes a 2.9% allocation to a SPAC basket of 69 securities.

3  Risk Assets include all investments excluding cash and cash equivalents. Net Risk Exposure is the percentage of portfolio exposed to Risk Assets. The "Common stock, long" equity exposure and the Fund's "Exposure, Net" include a 2.9% allocation to a SPAC basket consisting of 69 SPAC investments as of December 31, 2022. Portfolio composition will change due to ongoing management of the Fund. Please see Important Disclosures for a description of the potential risks of investing in SPACs.

4  Geographic exposure based on country of domicile and revenue by geography. Revenue refers to the geographic location of companies' revenue sources, rather than where they are domiciled, and may provide insight into the portfolio's geographic diversification. Domicile and revenue composition are shown for the FPA Crescent Fund — Institutional Class' ("Fund") net equity positions as of December 31, 2022. Portfolio composition will change due to ongoing management of the Fund. Excludes cash and cash equivalents. As of December 31, 2022, SPACs represented 2.9% of net assets. SPACs are included in the United States percentage totals. Totals may not add up due to rounding.

5  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable. Increases and decreases represent securities whose position size changed by at least 33% over the period and represented greater than 0.75% of the portfolio at the beginning of the period. The Fund disclosed its exposure purchased in a prior period (through total return swaps) to Canadian-based cannabis companies Cresco Labs, Green Thumb Industries, Trulieve Cannabis, and Verano Holdings. As of December 31, 2022, the securities mentioned, and corresponding positions sizes were as follows: Naspers [equity] (1.1%); Cornerstone OnDemand [bank debt] (0.0%); Vision Solutions[bank debt] (0.0%); Cresco Labs (0.0%); Green Thumb Industries (0.0%); Trulieve Cannabis (0.0%); Verano Holdings (0.0%).

6  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Percent of portfolio reflects the average position size over the period. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This presentation does not constitute an investment management agreement or offering circular.

Any views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team and are subject to change without notice. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The return of principal in a bond investment is not guaranteed. Bonds have issuer, interest rate, inflation and credit risks. Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value. Lower rated bonds, callable bonds and other types of debt obligations involve greater risks. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities can be volatile and subject to much higher instances of default. Derivatives may increase volatility.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Value securities, including those selected by the Fund's portfolio managers, are subject to the risk that their intrinsic value may never be realized by the market because the market fails to recognize what the portfolio managers consider to be their true business value or because the portfolio managers have misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Investing in Special Purpose Acquisition Companies ("SPACS") involves risks. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. SPACs are not required to provide the depth of disclosures or undergo the rigorous due diligence of a traditional initial public offering (IPO). Investors in SPACs may become exposed to speculative investments, foreign or domestic, in higher risk sectors/industries. SPAC investors generally pay certain fees and give the sponsor certain incentives (e.g., discounted ownership stakes) not found in traditional IPOs. Due to this, an investment in a SPAC may include potential conflicts and the potential for misalignment of incentives in the structure of the SPAC. For more information relating to the risks of investing in SPACs please refer to the Fund's Prospectus.

While transactions in derivatives may reduce certain risks, they entail certain other risks. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested. Derivatives have a risk of default by the counterparty to a contract. When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative.

Investments in private securities and limited partnerships present risks. These investments are not registered under the federal securities laws and are generally eligible for sale only to certain eligible investors. They may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

S&P 500 Value Index is a subset of the S&P 500 index. Companies within the index are ranked based on growth and value factors including three-year change in earnings price/share, three-year sales/share growth rate, momentum, book value/price ratio, earnings/price ratio, sales/price ratio. The companies at the bottom of this list, that have a higher Value Rank, comprising 33% of the total index market capitalization are designated as the Value basket.

S&P 500 Growth Index is a subset of the S&P 500 index. Companies within the index are ranked based on growth and value factors including three-year change in earnings price/share, three-year sales/share growth rate, momentum, book value/price ratio, earnings/price ratio, sales/price ratio. The companies at the top of this list, that have a higher Growth Rank, comprising 33% of the total index market capitalization are designated as the Growth basket.

MSCI ACWI NR Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across developed and emerging markets. Net Return indicates that this series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.

MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics in Developed Markets countries and Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI China Index captures large and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs).

The MSCI Emerging Markets Index captures large and mid-cap representation across Emerging Markets (EM) countries. EM countries include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Index captures large and mid-cap representation across Developed Markets (DM) countries in Europe. DM countries in Europe include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the UK.

MSCI Japan Index is designed to measure the performance of the large and mid-cap segments of the Japanese market.

Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

Bloomberg (BBg) US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P500/ 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

60% MSCI ACWI NR USD/ 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg US Aggregate Bond Index.

ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market.

J.P. Morgan Domestic High Yield Index is designed to mirror the investable universe of the U.S. dollar domestic high yield corporate debt market.

Other Definitions

Cost of capital is a company's calculation of the minimum return that would be necessary in order to justify undertaking a capital budgeting project, such as building a new factory.

Covenants in finance most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

Cyclically adjusted price-to-earnings ratio (CAPE), commonly known as Shiller P/E or P/E 10 ratio, is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation.

Default rate is the percentage of all outstanding loans that a lender has written off as unpaid after a prolonged period of missed payments.

Dividend yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Earnings yield refers to the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield (the inverse of the P/E ratio) shows the percentage of a company's earnings per share.

Effective yield is the total yield an investor receives, in contrast to the nominal yield — which is the stated interest rate of the bond's coupon.

High-yield bonds (also called junk bonds) are bonds that pay higher interest rates because they have lower credit ratings than investment-grade bonds. High-yield bonds are more likely to default, so they must pay a higher yield than investment-grade bonds to compensate investors.

Inflation is the decline of purchasing power of a given currency over time. A quantitative estimate of the rate at which the decline in purchasing power occurs can be reflected in the increase of an average price level of a basket of selected goods and services in an economy over some period.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Long Equity Performance represents the performance of stocks that the Fund owned over the given time periods and excludes the long equity portion of a pair trade, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Net Equity Exposure includes long equity securities minus short-sales and preferred securities.

Net Risk Exposure is a measure of the extent to which a fund's trading book is exposed to market fluctuations. In regards to the Fund, it is the percent of the portfolio exposed to Risk Assets.

Option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.

Price to Book is used to compare a firm's market capitalization to its book value. It's calculated by dividing the company's stock price per share by its book value per share (BVPS). An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Price-to-cash flow (P/CF) ratio is a stock valuation indicator or multiple that measures the value of a stock's price relative to its operating cash flow per share.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

Trailing Price to Earnings is a relative valuation multiple that is based on the last 12 months of actual earnings.

Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Recovery Rate is the extent to which principal and accrued interest on defaulted debt can be recovered, expressed as a percentage of face value.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Risk premium is the investment return an asset is expected to yield in excess of the risk-free rate of return. An asset's risk premium is a form of compensation for investors.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Spread-to-worst (STW) measures the dispersion of returns between the best and worst performing security in a given market, usually bond markets, or between returns from different markets.

Treasury bonds (T-bonds) are government debt securities issued by the U.S. Federal government that have maturities greater than 20 years. T-bonds earn periodic interest until maturity, at which point the owner is also paid a par amount equal to the principal.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Yield refers to the earnings generated and realized on an investment over a particular period. It's expressed as a percentage based on the invested amount, current market value, or face value of the security.

Yield to Worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund Institutional Class vs. S&P 500, MSCI All Country World Index, 60%/40% S&P 500 Index/Bloomberg Barclays US Aggregate Bond Index and Consumer Price Index for the Ten Years Ended December 31, 2022. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issuers and is considered a measure of large capitalization stock performance. The MSCI All Country World Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries. The 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The S&P 500, MSCI All Country World and 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Bond indexes are included as broad-based comparisons to the capitalization characteristics of the Fund's portfolio. The CPI is included as comparison of the Fund's results to inflation.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found in the Financial Highlights section of this report. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND
PORTFOLIO SUMMARY

December 31, 2022

Common Stocks		65.3%
Internet Media	6.8%
Industrial Distribution & Rental	5.8%
Semiconductor Devices	5.8%
Cable & Satellite	4.5%
Cement & Aggregates	4.2%
P&C Insurance	3.1%
Electrical Components	2.5%
Application Software	2.3%
Diversified Banks	2.3%
Chemicals	2.2%
Insurance Brokers	2.1%
Banks	2.0%
E-Commerce Discretionary	2.0%
Base Metals	2.0%
Institutional Brokerage	1.9%
Investment Companies	1.8%
Food Services	1.6%
Integrated Utilities	1.4%
Wealth Management	1.1%
Midstream — Oil & Gas	1.1%
Automotive Retailers	1.1%
Railroad Rolling Stock	1.0%
Apparel, Footwear & Accessory Design	1.0%
Hotels, Restaurants & Leisure	0.9%
Entertainment Content	0.8%
Marine Shipping	0.8%
Commercial & Residential Building Equipment & Systems	0.7%
Health Care Services	0.5%
Industrials	0.5%
Real Estate Owners & Developers	0.4%
Computer Hardware & Storage	0.4%
Home Products Stores	0.3%
Real Estate Investment Trusts	0.2%
Oil & Gas Services & Equipment	0.2%
Closed End Fund		0.2%
Limited Partnerships		3.5%
Preferred Stocks		0.2%
Warrant		0.0%
Special Purpose Acquisition Companies		2.9%
Bonds & Debentures		22.2%
U.S. Treasuries	19.8%
Convertible Bonds	1.7%
Corporate Bank Debt	0.6%
Corporate Bonds & Notes	0.1%
Short-term Investments		6.1%
Other Assets And Liabilities, Net		(0.4)%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2022

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 6.8%
Alphabet, Inc. Class A(a)	2,408,380	$212,491,368
Alphabet, Inc. Class C(a)	1,819,280	161,424,714
Meta Platforms, Inc. Class A(a)	940,467	113,175,799
Naspers, Ltd. N Shares (South Africa)	567,954	94,407,133
		$581,499,014
INDUSTRIAL DISTRIBUTION & RENTAL — 5.8%
Ferguson PLC (Britain)	699,096	$88,764,219
Howmet Aerospace, Inc.	2,409,342	94,952,168
LG Corp. (South Korea)	1,476,300	91,181,518
Safran SA (France)	938,989	117,521,004
Univar Solutions, Inc.(a)	3,402,938	108,213,429
		$500,632,338
SEMICONDUCTOR DEVICES — 5.8%
Analog Devices, Inc.	1,576,109	$258,529,159
Broadcom, Inc.	271,961	152,061,554
NXP Semiconductors NV (Netherlands)	521,846	82,467,324
		$493,058,037
CABLE & SATELLITE — 4.5%
Charter Communications, Inc. Class A(a)	393,387	$133,397,532
Comcast Corp. Class A	7,087,694	247,856,659
		$381,254,191
CEMENT & AGGREGATES — 4.2%
HeidelbergCement AG (Germany)	1,012,913	$57,770,023
Holcim AG (Switzerland)	5,750,850	297,789,107
		$355,559,130
P&C INSURANCE — 3.1%
American International Group, Inc.	4,249,990	$268,769,368
		$268,769,368
ELECTRICAL COMPONENTS — 2.5%
TE Connectivity Ltd. (Switzerland)	1,875,698	$215,330,130
		$215,330,130
APPLICATION SOFTWARE — 2.3%
Activision Blizzard, Inc.	926,338	$70,911,174
Entain PLC (Isle of Man)	1,533,842	24,505,083
Epic Games, Inc.(a)(b)(c)(d)	33,130	9,740,220
Nexon Co. Ltd. (Japan)	1,965,397	44,357,710
Nintendo Co. Ltd. (Japan)	1,210,224	51,013,099
		$200,527,286

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares	Fair Value
DIVERSIFIED BANKS — 2.3%
Citigroup, Inc.	3,571,897	$161,556,901
Gulfport Energy Corp.(a)	526,060	38,739,059
		$200,295,960
CHEMICALS — 2.2%
International Flavors & Fragrances, Inc.	1,809,380	$189,695,399
		$189,695,399
INSURANCE BROKERS — 2.1%
Aon PLC Class A (Britain)	585,242	$175,654,534
		$175,654,534
BANKS — 2.0%
Signature Bank	71,182	$8,201,590
Wells Fargo & Co.	3,961,725	163,579,625
		$171,781,215
E-COMMERCE DISCRETIONARY — 2.0%
Alibaba Group Holding Ltd. (China)(a)	2,913,002	$32,188,589
Amazon.com, Inc.(a)	1,346,173	113,078,532
Delivery Hero SE (Germany)(a)(e)	551,839	26,452,253
		$171,719,374
BASE METALS — 2.0%
Glencore PLC (Switzerland)	25,011,010	$167,029,536
		$167,029,536
INSTITUTIONAL BROKERAGE — 1.9%
Jefferies Financial Group, Inc.	4,697,583	$161,033,145
		$161,033,145
INVESTMENT COMPANIES — 1.8%
Groupe Bruxelles Lambert SA (Belgium)	1,972,785	$157,495,561
		$157,495,561
FOOD SERVICES — 1.6%
JDE Peet's NV (Netherlands)	4,041,690	$116,900,004
Just Eat Takeaway.com NV (Netherlands)(a)(e)	965,437	20,410,668
		$137,310,672
INTEGRATED UTILITIES — 1.4%
FirstEnergy Corp.	2,241,472	$94,007,335
PG&E Corp.(a)	1,329,111	21,611,345
		$115,618,680
WEALTH MANAGEMENT — 1.1%
LPL Financial Holdings, Inc.	440,236	$95,165,816
		$95,165,816

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares	Fair Value
MIDSTREAM — OIL & GAS — 1.1%
Kinder Morgan, Inc.	5,262,897	$95,153,178
		$95,153,178
AUTOMOTIVE RETAILERS — 1.1%
CarMax, Inc.(a)	1,521,148	$92,622,702
		$92,622,702
RAILROAD ROLLING STOCK — 1.0%
Westinghouse Air Brake Technologies Corp.	890,717	$88,902,464
		$88,902,464
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.0%
Cie Financiere Richemont SA Class A (Switzerland)	672,990	$87,267,075
		$87,267,075
HOTELS, RESTAURANTS & LEISURE — 0.9%
Marriott International, Inc. Class A	502,930	$74,881,248
		$74,881,248
ENTERTAINMENT CONTENT — 0.8%
Netflix, Inc.(a)	238,704	$70,389,035
		$70,389,035
MARINE SHIPPING — 0.8%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)(f)(g)	1,146,250	$66,907,723
		$66,907,723
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.7%
Samsung C&T Corp. (South Korea)	694,573	$62,344,037
		$62,344,037
HEALTH CARE SERVICES — 0.5%
ICON PLC (Ireland)(a)	233,915	$45,437,989
		$45,437,989
INDUSTRIALS — 0.5%
Uber Technologies, Inc.(a)	1,747,274	$43,210,086
		$43,210,086
REAL ESTATE OWNERS & DEVELOPERS — 0.4%
Swire Pacific Ltd. Class A (Hong Kong)	3,970,793	$34,949,103
		$34,949,103
COMPUTER HARDWARE & STORAGE — 0.4%
Dell Technologies, Inc. C Shares	862,607	$34,694,053
		$34,694,053

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

COMMON STOCKS — Continued	Shares	Fair Value
HOME PRODUCTS STORES — 0.3%
Herbalife Nutrition Ltd.(a)	1,628,225	$24,227,988
		$24,227,988
REAL ESTATE INVESTMENT TRUSTS — 0.2%
Vornado Realty Trust	877,469	$18,260,130
		$18,260,130
OIL & GAS SERVICES & EQUIPMENT — 0.2%
McDermott International Ltd.(a)(f)(g)	46,782,462	$14,970,388
TOTAL COMMON STOCKS — 65.3% (Cost $4,125,498,928)		$5,593,646,585
CLOSED END FUND — 0.2%
Altegrity, Inc.(b)(c)(d) (Cost $0)	4,756,180	$17,597,866
LIMITED PARTNERSHIPS
Footpath Ventures SpV IV LP (Private Credit)(b)(c)(d)	150,000	$12,206,855
FPS LLC (Marine Shipping)(b)(c)(d)(f)(g)	2,073,734	248,852,380
FPS Shelby Holding I LLC (Marine Shipping)(b)(c)(d)(f)(g)	107,799	8,876,468
GACP II LP (Private Credit)(b)(c)(d)	958,312	10,632,014
U.S. Farming Realty Trust LP (Real Estate)(b)(c)(d)(g)	350,000	3,639,826
U.S. Farming Realty Trust II LP (Real Estate)(b)(c)(d)(g)	120,000	12,524,877
TOTAL LIMITED PARTNERSHIPS — 3.5% (Cost $225,118,480)		$296,732,420
PREFERRED STOCKS
ENGINEERING SERVICES — 0.2%
McDermott International, Inc. — 8.000%(b)(c)(d)(g)	22,591	$13,554,380
		$13,554,380
ENERGY — 0.0%
Gulfport Energy Corp. — 10.000%(b)(c)	1,345	$672,500
		$672,500
TOTAL PREFERRED STOCKS — 0.2% (Cost $1,272,525)		$14,226,880

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

WARRANT — 0.0%	Shares	Fair Value
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023 (Switzerland)(a) (Cost $0)	2,521,536	$2,099,803
		$2,099,803
SPECIAL PURPOSE ACQUISITION COMPANIES(a)
African Gold Acquisition Corp.	175,509	$1,695,417
Agile Growth Corp.	972,411	9,947,765
Alpha Partners Technology Merger Corp.	40,319	407,222
Apollo Strategic Growth Capital II	206,968	2,080,028
Ares Acquisition Corp. Class A	494,451	4,979,122
Ares Acquisition Corp. A Shares	98,890	46,112
Atlantic Coastal Acquisition Corp. Class A	1,238,597	12,410,742
Atlantic Coastal Acquisition Corp.	412,865	20,643
Atlantic Coastal Acquisition Corp. II	320,872	3,266,477
BigBear.ai Holdings, Inc.	266,952	8,195
Biote Corp.	1,834	458
BurTech Acquisition Corp. Class A	1,007,550	10,236,708
BurTech Acquisition Corp.	1,007,550	6,146
C5 Acquisition Corp.	245,091	2,507,281
Churchill Capital Corp. VII	616,422	6,139,625
Colonnade Acquisition Corp. II Class A	1,032,132	10,393,569
Colonnade Acquisition Corp. II	206,426	4,645
DHC Acquisition Corp. Class A	520,584	5,247,487
DHC Acquisition Corp.	173,528	1,735
Digital Transformation Opportunities Corp. Class A	72,255	725,801
Digital Transformation Opportunities Corp.	18,063	1,160
Disruptive Acquisition Corp. I	1,032,135	10,393,599
ECARX Holdings, Inc. Class A (Cayman Islands)	167,442	16,426
ESM Acquisition Corp.	157	1,579
Flame Acquisition Corp. Class A	1,032,145	10,373,057
Flame Acquisition Corp.	516,072	335,447
Forest Road Acquisition Corp. II	1,242,983	12,504,409
FTAC Hera Acquisition Corp.	124,395	1,253,902
Fusion Acquisition Corp. II	173,927	1,744,488
Global Partner Acquisition Corp. II	387,688	3,911,772
Golden Arrow Merger Corp. Class A	1,032,132	10,336,802
Golden Arrow Merger Corp.	344,044	2,271
GSR II Meteora Acquisition Corp. Class A	876	4,363
GX Acquisition Corp. II Class A	864,261	6,656,973
Heliogen, Inc.	98,835	7,413

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

SPECIAL PURPOSE ACQUISITION COMPANIES — Continued	Shares or Principal Amount	Fair Value
InterPrivate IV InfraTech Partners, Inc.	866,479	$8,794,762
Kismet Acquisition Three Corp.(b)(c)	1,032,132	10,321,320
Landcadia Holdings IV, Inc.	310,750	41,827
Lazard Growth Acquisition Corp. I	37,457	377,567
Lead Edge Growth Opportunities Ltd.	111,893	1,124,525
Macondray Capital Acquisition Corp. I	1,030,833	10,174,322
MariaDB PLC (Ireland)	316,054	94,816
MariaDB PLC Class A	414,327	16,987
Mason Industrial Technology, Inc.	760,239	7,556,776
Metals Acquisition Corp. Class A (Cayman Islands)	719,870	5,490,003
Northern Star Investment Corp. III Class A	550,747	5,535,007
Northern Star Investment Corp. III	91,782	1,836
Northern Star Investment Corp. IV Class A	425,470	4,275,973
Northern Star Investment Corp. IV	70,911	1,652
Peridot Acquisition Corp. II	582,407	5,882,311
Pine Technology Acquisition Corp. Class A	967,571	9,772,467
Pine Technology Acquisition Corp.	322,523	548
Plum Acquisition Corp. I	969,880	9,786,089
PowerUp Acquisition Corp.	46,911	483,183
Prenetics Global Ltd.	10,692	1,711
Ross Acquisition Corp. II	231,224	2,333,050
Silver Spike Acquisition Corp. II Class A	163,460	1,320,423
Slam Corp.	714,327	7,214,703
Stratim Cloud Acquisition Corp.	671,649	6,723,206
Swvl Holdings Corp.	27,467	547
Tio Tech A (Germany)	297,050	2,988,323
TLG Acquisition One Corp. Class A	1,242,983	12,653,567
Twelve Seas Investment Co. II	990,015	9,949,651
Virgin Orbit Holdings, Inc.	94,559	17,021
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 2.9% (Cost $248,457,057)		$250,603,012
BONDS & DEBENTURES
CORPORATE BONDS & NOTES
CONSUMER, NON-CYCLICAL — 0.1%
Herbalife/HLF Financing Co. — 7.875% 9/1/2025(e)	$8,545,000	$7,568,905

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ENERGY — 0.0%
Gulfport Energy Corp. — 6.000% 10/15/2024(b)(c)	$18,209,000	$—
Gulfport Energy Corp. — 6.375% 5/15/2025(b)(c)	8,822,000	—
Gulfport Energy Corp. — 6.375% 1/15/2026(b)(c)	9,128,000	—
Gulfport Energy Corp. — 6.625% 5/1/2023(b)(c)	9,417,000	—
Gulfport Energy Corp. — 8.000% 5/17/2026	596,287	581,380
		$581,380
TOTAL CORPORATE BONDS & NOTES — 0.1% (Cost $7,759,386)		$8,150,285
CONVERTIBLE BONDS — 1.7%
COMMUNICATIONS — 1.7%
Delivery Hero SE — 1.000% 4/30/2026 (Germany)	$2,600,000	$2,079,960
Delivery Hero SE — 1.000% 1/23/2027 (Germany)	86,200,000	73,061,588
Wayfair, Inc. — 0.625% 10/1/2025	84,672,000	54,740,448
Wayfair, Inc. — 1.000% 8/15/2026	4,278,000	2,422,631
Zillow Group, Inc. — 1.375% 9/1/2026	12,336,000	12,428,520
Zillow Group, Inc. — 2.750% 5/15/2025	1,703,000	1,619,553
		$146,352,700
TOTAL CONVERTIBLE BONDS — 1.7% (Cost $153,851,597)		$146,352,700
CORPORATE BANK DEBT
Cornerstone OnDemand, Inc. — 7.986% 10/16/2028(d)(l)	$2,564,540	$2,285,646
Farfetch U.S. Holdings, Inc., 1M SOFR + 6.250% — 10.213% 10/20/2027(d)(h)(l)	19,580,000	16,740,900
McDermott Intl Senior Exit LC — 3.000% 6/30/2024(d)(g)(i)(l)(m)	19,843,000	(8,929,350)
McDermott LC — 3.743% 12/31/2025(b)(c)(d)(g)(i)(l)	28,718,370	18,167,706
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 5.384% 6/30/2025(d)(g)(h)(l)	34,189,810	18,120,599
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 7.384% 6/28/2024(d)(g)(h)(l)	1,074,221	644,533
Vision Solutions, Inc. — 8.016% 4/24/2028(d)(l)	2,571,000	2,140,358
TOTAL CORPORATE BANK DEBT — 0.6% (Cost $110,687,855)		$49,170,392

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES
U.S. Treasury Bills — 3.724% 1/5/2023(j)	$55,000,000	$54,989,088
U.S. Treasury Bills — 3.837% 1/3/2023(j)	112,000,000	111,989,114
U.S. Treasury Bills — 3.840% 1/12/2023(j)	90,000,000	89,921,313
U.S. Treasury Bills — 3.918% 2/9/2023(j)	50,000,000	49,801,450
U.S. Treasury Bills — 3.925% 1/19/2023(j)	80,000,000	79,874,512
U.S. Treasury Bills — 3.930% 2/16/2023(j)	65,000,000	64,678,770
U.S. Treasury Bills — 3.951% 2/14/2023(j)	88,000,000	87,587,333
U.S. Treasury Bills — 3.974% 1/10/2023(j)	105,000,000	104,927,896
U.S. Treasury Bills — 3.983% 2/23/2023(j)	100,000,000	99,400,700
U.S. Treasury Bills — 3.992% 2/2/2023(j)	100,000,000	99,686,280
U.S. Treasury Bills — 4.004% 2/7/2023(j)	41,000,000	40,844,298
U.S. Treasury Bills — 4.015% 2/28/2023(j)	40,000,000	39,726,548
U.S. Treasury Bills — 4.036% 2/21/2023(j)	80,000,000	79,547,848
U.S. Treasury Bills — 4.071% 1/24/2023(j)	80,000,000	79,820,944
U.S. Treasury Bills — 4.073% 1/31/2023(j)	51,000,000	50,843,440
U.S. Treasury Bills — 4.091% 1/17/2023(j)	75,000,000	74,887,800
U.S. Treasury Bills — 4.107% 1/26/2023(j)	100,000,000	99,761,430
U.S. Treasury Bills — 4.123% 3/14/2023(j)	50,000,000	49,592,835
U.S. Treasury Bills — 4.157% 3/9/2023(j)	43,000,000	42,672,250
U.S. Treasury Bills — 4.164% 3/2/2023(j)	75,000,000	74,489,835
U.S. Treasury Bills — 4.198% 3/7/2023(j)	70,000,000	69,482,686
U.S. Treasury Bills — 4.205% 3/16/2023(j)	79,000,000	78,343,202
U.S. Treasury Bills — 4.268% 3/21/2023(j)	70,000,000	69,362,314
TOTAL U.S. TREASURIES — 19.8% (Cost $1,692,017,106)		$1,692,231,886
TOTAL BONDS & DEBENTURES — 22.2% (Cost $1,964,315,944)		$1,895,905,263
TOTAL INVESTMENT SECURITIES — 94.3% (Cost $6,564,662,934)		$8,070,811,829

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

SHORT-TERM INVESTMENTS	Principal Amount	Fair Value
Johnson & Johnson — 4.319% 2/3/2023	$100,000,000	$99,612,250
Nestle Capital Corp. — 4.341% 1/12/2023	40,000,000	39,947,811
Roche Holdings, Inc.
— 4.03% 1/5/2023	45,000,000	44,980,250
— 4.095% 1/18/2023	30,000,000	29,943,050
— 4.096% 1/19/2023	30,000,000	29,939,700
— 4.096% 1/20/2023	66,000,000	65,859,970
— 4.099% 1/11/2023	80,000,000	79,910,667
— 4.339% 1/30/2023	20,000,000	19,931,367
— 4.354% 2/8/2023	40,000,000	39,819,711
Walt Disney Co.
— 4.699% 2/15/2023	49,500,000	49,215,375
— 4.70% 2/17/2023	20,000,000	19,879,889
State Street Bank Repurchase Agreement — 1.28% 1/3/2023 (Dated 12/30/2022, repurchase price of $1,317,187, collateralized by $1,406,900 principal amount U.S. Treasury Bill — 0.000% 2023, fair value $1,317,024)(k)	1,317,000	1,317,000
TOTAL SHORT-TERM INVESTMENTS — 6.1% (Cost $520,357,040)		$520,357,040
TOTAL INVESTMENTS — 100.4% (Cost $7,085,019,974)		$8,591,168,869
Other Assets and Liabilities, net — (0.4)%		(30,651,889)
NET ASSETS — 100.0%		$8,560,516,980

(a)  Non-income producing security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 5.07% of total net assets at December 31, 2022.

(d)  Restricted securities. These restricted securities constituted 5.38% of total net assets at December 31, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  Controlled company.

(g)  Affiliated Security.

(h)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(j)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(k)  Security pledged as collateral (See Note 10 of the Notes to Financial Statements).

(l)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(m)  As of December 31, 2022, the Fund had entered into commitments to fund various delayed draw limited partnership and/debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 11 of the Notes to Financial Statements for further information on these commitments and contingencies.

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(b),(d)	Receive	Maximum of [0, 30- Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/1/2023	Goldman Sachs Inter- national	$9,204,500,000	$2,531,237	$3,985,549
Call — CMS Cap Swap(b),(d)	Receive	Maximum of [0, 30- Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/8/2023	Goldman Sachs Inter- national	9,204,500,000	2,531,238	4,648,272
							$5,062,475	$8,633,821

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	15,929,635	JPY	2,188,700,000	02/17/2023	$—	$(842,716)

Total Return Swaps — Short

Receive	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Green Thumb Industries, Inc.(d)	OBFR + 1.500%	Annual	Cowen	8/7/2023	$1,227,610	$(634,757)	—	$(634,757)
Cresco Labs, Inc.(d)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023	1,567,737	(810,307)	—	(810,307)
Trulieve Cannabis Corp.(d)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023	651,889	(700,726)	—	(700,726)
Verano Holdings Corp.(d)	CDOR01M + 1.500%	Annual	Cowen	8/8/2023	1,428,193	(401,634)	—	(401,634)
						$(2,547,424)	—	$(2,547,424)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2022

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altegrity, Inc.	09/01/2021, 03/15/2022	—	$17,597,866	0.21%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/01/2023	02/26/2020	$2,531,237	3,985,549	0.05%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/08/2023	02/26/2020	2,531,237	4,648,272	0.05%
Cornerstone OnDemand, Inc. — 7.986% 10/16/2028	12/07/2022	2,295,263	2,285,646	0.03%
Cresco Labs, Inc.	08/16/2022	—	(810,307)	(0.01)%
Epic Games, Inc.	06/25/2020	19,049,750	9,740,220	0.11%
Farfetch U.S. Holdings, Inc., 1M SOFR + 6.250% — 10.213% 10/20/2027	09/28/2022	18,357,511	16,740,900	0.20%
FPS LLC (Marine Shipping)	01/03/2022, 02/03/2022, 02/04/2022, 03/09/2022, 04/01/2022, 04/29/2022	188,848,513	248,852,380	2.91%
FPS Shelby Holding I LLC (Marine Shipping)	02/04/2020, 03/26/2020, 04/29/2020, 07/24/2020	11,661,934	8,876,468	0.10%
Footpath Ventures SpV IV LP (Private Credit)	09/24/2021	15,376,200	12,206,855	0.14%
GACP II LP (Private Credit)	01/17/2020	—	10,632,014	0.12%
Green Thumb Industries, Inc.	08/16/2022	—	(634,757)	(0.01)%
McDermott International, Inc. — 8.000%	12/31/2020	—	13,554,380	0.16%
McDermott Intl Senior Exit LC — 3.000% 6/30/2024	07/01/2020	(8,631,705)	(8,929,350)	(0.10)%
McDermott LC — 3.743% 12/31/2025	03/04/2021, 03/05/2021	35,777,645	18,167,706	0.21%
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 5.384% 6/30/2025	12/31/2021, 01/31/2022 02/28/2022, 03/31/2022, 05/31/2022, 06/30/2022, 07/31/2022, 08/31/2022, 09/30/2022, 10/31/2022	59,700,392	18,120,599	0.21%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2022

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 7.384% 06/30/2024	07/01/2020	$1,074,101	$644,533	0.01%
Sound Holding FP	10/07/2013	16,752,396	66,907,723	0.78%
Trulieve Cannabis Corp.	08/16/2022	—	(700,726)	(0.01)%
U.S. Farming Realty Trust LP (Real Estate)	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	—	3,639,826	0.04%
U.S. Farming Realty Trust II LP (Real Estate)	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	9,231,833	12,524,877	0.15%
Verano Holdings Corp.	08/08/2022,	—	(401,634)	0.00%
Vision Solutions, Inc. — 8.016% 4/24/2028	12/07/2022	2,114,648	2,140,358	0.03%
TOTAL RESTRICTED SECURITIES		$376,670,955	$459,789,398	5.38%

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS
Investment securities — at fair value (identified cost $6,197,199,642)	$7,673,482,299
Investments in affiliates — at fair value (identified cost $367,463,292)	397,329,530
Short-term investments — at amortized cost (maturities 60 days or less)	520,357,040
Purchased options, at value (premiums paid $5,062,475)	8,633,821
Deposits for securities sold short	187,244
Cash	15,819,685
Foreign currencies at value (identified cost $5,968,061)	6,549,799
Receivable for:
Dividends and interest	14,435,808
Investment securities sold	12,109,366
Capital Stock sold	7,964,277
Total assets	8,656,868,869
LIABILITIES
Swaps, at fair value (net upfront payments paid $0)	2,547,424
Payable for:
Capital Stock repurchased	38,442,398
Investment securities purchased	37,762,359
Due to broker — OTC derivatives collateral	8,795,824
Advisory fees	6,932,068
Accrued expenses and other liabilities	1,029,100
Unrealized depreciation on forward foreign currency contracts	842,716
Other commitments and contingencies — Note 11
Total liabilities	96,351,889
NET ASSETS	$8,560,516,980
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 256,738,858 outstanding shares	$7,018,383,272
Distributable earnings	1,542,133,708
NET ASSETS	$8,560,516,980
NET ASSET VALUE
Institutional Class:
Net Assets	$6,301,530,386
Shares outstanding, no par value; unlimited authorized shares	189,000,000
Offering and redemption price per share	$33.34
Supra Institutional Class:
Net Assets	$2,258,986,594
Shares outstanding, no par value; unlimited authorized shares	67,738,858
Offering and redemption price per share	$33.35

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,556,711)	$110,946,239
Interest	33,893,545
Other income	288,431
Total investment income	145,128,215
EXPENSES
Advisory fees	85,729,347
Transfer agent fees and expenses	5,403,762
Administrative services fees — Institutional Class	4,919,139
Reports to shareholders	482,828
Custodian fees	420,828
Redemption liquidity service	413,841
Administrator fees	410,419
Other professional fees	363,447
Administrative services fees — Supra Institutional Class	219,087
Trustee fees and expenses	198,251
Legal fees	189,391
Short sale dividend expense	140,013
Filing fees	106,209
Audit and tax services fees	70,249
Other	157,149
Total expenses	99,223,960
Reimbursement from Adviser	(3,201,668)
Net expenses	96,022,292
Net investment income	49,105,923
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	77,198,230
Investments in affiliates	(11,121,499)
Investment securities sold short	(45,135,654)
In-kind redemptions	100,662,386
Written options	102,073,459
Swap contracts	453,936
Investments in foreign currency transactions	58,130
Net change in unrealized appreciation (depreciation) of:
Investments	(1,437,080,415)
Investments in affiliates	140,140,625
Investment securities sold short	69,713,717
Written options	(3,536,755)
Purchased options	7,637,973
Swap contracts	(2,547,424)
Investments in forward foreign currency contracts	(842,716)
Translation of foreign currency denominated amounts	157,573
Net realized and unrealized loss	(1,002,168,434)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(953,062,511)

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$49,105,923	$1,725,313
Net realized gain	224,188,988	1,375,196,486
Net change in unrealized appreciation (depreciation)	(1,226,357,422)	98,606,210
Net increase (decrease) in net assets resulting from operations	(953,062,511)	1,475,528,009
Distributions to shareholders — Institutional Class	(51,675,513)	(919,984,099)
Distributions to shareholders — Supra Institutional Class	(18,847,772)	(200,997,258)
Total distributions to shareholders	(70,523,285)	(1,120,981,357)
Capital Stock transactions:(a)
Proceeds from Capital Stock sold	1,856,742,681	1,976,165,831
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	61,213,644	964,804,823
Cost of Capital Stock repurchased(b)	(2,618,809,542)	(3,093,196,869)
Net decrease from Capital Stock transactions	(700,853,217)	(152,226,215)
Total change in net assets	(1,724,439,013)	202,320,437
NET ASSETS
Beginning of Year	10,284,955,993	10,082,635,556
End of Year	$8,560,516,980	$10,284,955,993

(a)  See Note 9, Capital Stock, in the Notes to Financial Statements.

(b)  Net of redemption fees of $68,094 and $431,341 for the year ended December 31, 2022 and year ended December 31, 2021, respectively, see Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2022		2021		2020		2019		2018
Institutional Class
Per share operating performance:
Net asset value at beginning of year	$37.01		$35.97		$33.83		$29.53		$34.69
Income from investment operations:
Net Investment Income(a)	0.17		—	(b)	0.18		0.62		0.24
Net realized and unrealized gain (loss) on investment securities	(3.58)		5.34		3.69		5.25		(2.78)
Total from investment operations	(3.41)		5.34		3.87		5.87		(2.54)
Less distributions:
Dividends from net investment income	(0.02)		(0.29)		(0.11)		(0.80)		(0.21)
Distributions from net realized capital gains	(0.24)		(4.01)		(1.62)		(0.77)		(2.41)
Total distributions	(0.26)		(4.30)		(1.73)		(1.57)		(2.62)
Redemption fees(b)	—		—		—		—		—
Net asset value at end of year	$33.34		$37.01		$35.97		$33.83		$29.53
Total investment return	(9.20)%		15.17%		12.11%		20.02%		(7.43)%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$6,301,530		$8,394,402		$8,903,455		$14,009,883		$13,707,240
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.09	%(c)	1.17	%(d)	1.15	%(d)	1.23	%(d)	1.18	%(d)
After reimbursement from Adviser	1.06	%(c)	1.14	%(d)	1.13	%(d)	1.23	%(d)	1.18	%(d)
Net investment income:
Before reimbursement from Adviser	0.46%		(0.03)%		0.54%		1.90%		0.70%
After reimbursement from Adviser	0.50%		0.01%		0.56%		1.90%		0.70%
Portfolio turnover rate	20%		20%		29%		23%		64%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(d)  For the years ended December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018, the expense ratio includes short sale dividend expense equal to 0.09%, 0.07%, 0.16% and 0.11% of average net assets, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year ended December 31,				Period from September 4, through December 31,
	2022		2021		2020
Supra Institutional Class
Per share operating performance:
Net asset value at beginning of period	$37.01		$35.98		$31.96
Income from investment operations:
Net investment income(a)	0.22		0.02		0.01
Net realized and unrealized gain on investment securities	(3.61)		5.33		4.81
Total from investment operations	(3.39)		5.35		4.82
Less distributions:
Dividends from net investment income	(0.03)		(0.31)		—
Distributions from net realized capital gains	(0.24)		(4.01)		(0.80)
Total distributions	(0.27)		(4.32)		(0.80)
Redemption fees(b)	—		—		—
Net asset value at end of period	$33.35		$37.01		$35.98
Total investment return	(9.14)%		15.24%		15.08%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$2,258,987		$1,890,554		$1,179,180
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.03	%(c)	1.12	%(d)	1.14	%(d)(e)
After reimbursement from Adviser	1.00	%(c)	1.09	%(d)	1.11	%(d)(e)
Net investment income:
Before reimbursement from Adviser	0.61%		0.02%		0.07	%(e)
After reimbursement from Adviser	0.64%		0.06%		0.10	%(e)
Portfolio turnover rate	20%		20%		29%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  For the year ended December 31, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(d)  For the years ended December 31, 2021 and December 31, 2020, the expense ratio includes short sale dividend expense equal to 0.10% and 0.13% of average net assets, respectively.

(e)  Annualized.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2022

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2024. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,382,010,103 for the year ended December 31, 2022. The proceeds and cost of securities sold resulting in net realized gains of $121,603,463 aggregated $1,816,887,620 and $1,695,284,157, respectively, for the year ended December 31, 2022.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2022:

Unrealized appreciation	$1,453,463,056
Undistributed capital gains	88,670,652

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. The tax status of distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Dividends from ordinary income	$8,111,965	$122,817,067
Distributions from long-term capital gains	62,411,321	998,164,291

Distributions of net short-term capital gains are treated as ordinary income distributions for Federal tax purposes.

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. The Fund did not generate or utilize capital losses during the current tax year.

The cost of investment securities held at December 31, 2022 was $7,143,139,240 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2022, for federal income tax purposes was $1,578,736,601 and $125,463,291, respectively, resulting in net unrealized appreciation of $1,453,273,310.

As of and during the year ended December 31, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2022, the Fund reclassified $99,346,227 from Distributable Earnings to Paid in Capital to align financial reporting to tax reporting. These permanent differences are primarily due to redemptions in kind, distributions made in connection with redemption of fund shares, net operating losses, equalization debits, and prior period adjustments. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser").

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Effective September 4, 2020, the Board approved the addition of the Supra Institutional Class shares and the reduction in the annual advisory fee rate paid by the Fund to 0.93%. The current management fee rate paid by Institutional Class shares is 1.00% and Supra Institutional Class shares is 0.94%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07% for Institutional Class and 0.01% for Supra Institutional Class. In addition, the Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expense, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2023. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund through April 30, 2023. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit is expressed as a percentage of average daily net assets attributable to the Fund on an annualized basis during the reporting period. The expenses borne by the Adviser are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Adviser or expense reimbursement to Adviser on the Statement of Assets and Liabilities.

For the year ended December 31, 2022, the Fund paid aggregate fees and expenses of $198,251 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2022, the Fund collected $68,094 in redemption fees. The impact of these fees is less than $0.01 per share. Subsequent to December 31, 2021, the Board unanimously approved the elimination of the Fund's 2% redemption fee effective February 18, 2022.

The Funds may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow's discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily "Dutch auction" among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds' liquidity needs on a particular day. During the year ended December 31, 2022, only FPA Crescent Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations within redemption liquidity service fees.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The Fund applies the practical expedient to limited

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

partnerships on an investment-by-investment basis unless it is probable that the Fund could sell a portion of an investment at an amount different from the NAV of the investment. The management agreements of the limited partnerships provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% of the net profits earned. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the valuation levels of the Fund's investments as of December 31, 2022 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$581,499,014	—	—	$581,499,014
Industrial Distribution & Rental	500,632,338	—	—	500,632,338
Semiconductor Devices	493,058,037	—	—	493,058,037
Cable & Satellite	381,254,191	—	—	381,254,191
Cement & Aggregates	355,559,130	—	—	355,559,130
P&C Insurance	268,769,368	—	—	268,769,368
Electrical Components	215,330,130	—	—	215,330,130
Application Software	190,787,066	—	$9,740,220	200,527,286
Diversified Banks	200,295,960	—	—	200,295,960
Chemicals	189,695,399	—	—	189,695,399
Insurance Brokers	175,654,534	—	—	175,654,534
Banks	171,781,215	—	—	171,781,215
E-Commerce Discretionary	171,719,374	—	—	171,719,374
Base Metals	167,029,536	—	—	167,029,536
Institutional Brokerage	161,033,145	—	—	161,033,145
Investment Companies	157,495,561	—	—	157,495,561
Food Services	137,310,672	—	—	137,310,672
Integrated Utilities	115,618,680	—	—	115,618,680
Wealth Management	95,165,816	—	—	95,165,816
Midstream — Oil & Gas	95,153,178	—	—	95,153,178
Automotive Retailers	92,622,702	—	—	92,622,702

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Railroad Rolling Stock	$88,902,464	—	—	$88,902,464
Apparel, Footwear & Accessory Design	87,267,075	—	—	87,267,075
Hotels, Restaurants & Leisure	74,881,248	—	—	74,881,248
Entertainment Content	70,389,035	—	—	70,389,035
Marine Shipping	—	—	$66,907,723	66,907,723
Commercial & Residential Building Equipment & Systems	62,344,037	—	—	62,344,037
Health Care Services	45,437,989	—	—	45,437,989
Industrials	43,210,086	—	—	43,210,086
Real Estate Owners & Developers	34,949,103	—	—	34,949,103
Computer Hardware & Storage	34,694,053	—	—	34,694,053
Home Products Stores	24,227,988	—	—	24,227,988
Real Estate Investment Trusts	18,260,130	—	—	18,260,130
Oil & Gas Services & Equipment	14,970,388	—	—	14,970,388
Closed End Fund	—	—	17,597,866	17,597,866
Limited Partnerships		—	296,732,420	296,732,420
Preferred Stocks
Engineering Services	—	—	13,554,380	13,554,380
Energy	—	—	672,500	672,500
Warrant
Energy	2,099,803	—	—	2,099,803
Special Purpose Acquisition Companies	239,798,509	$483,183	10,321,320	250,603,012
Corporate Bonds & Notes	—	8,150,285	—	8,150,285
Convertible Bonds	—	146,352,700	—	146,352,700
Corporate Bank Debt	—	31,002,686	18,167,706	49,170,392
U.S. Treasuries	—	1,692,231,886	—	1,692,231,886
Short-Term Investments	—	520,357,040	—	520,357,040
	$5,758,896,954	$2,398,577,780	$433,694,135	$8,591,168,869
Purchased Options (interest rate risk)	—	—	$8,633,821	$8,633,821
Forward Foreign Currency Contracts (currency risk)	—	$(842,716)	—	(842,716)
Total Return Swaps	—	(2,547,424)	—	(2,547,424)
	$—	$(3,390,140)	$8,633,821	$5,243,681

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2022:

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2022
Common Stocks	$84,884,430	$32,435,643	—	$(40,672,130)	—	$76,647,943	$43,557,141
Closed End Fund	—	—	—	—	$17,597,866	17,597,866	—
Limited Partnerships	151,633,431	72,562,300	$90,494,969	(17,958,280)	—	296,732,420	76,971,087
Preferred Stocks	14,281,743	(54,754)	—	(109)	—	14,226,880	(54,863)
Special Purpose Acquisition Companies	7,238,930	(1,235,295)	—	(6,003,635)	10,321,320	10,321,320	—
Corporate Bonds & Notes	—	25,706	—	(25,706)	—	—	—
Corporate Bank Debt	7,815,830	1,422,526	—	—	8,929,350	18,167,706	1,025,666
Purchased Options (interest rate risk)	23,221,610	99,092,998	—	(113,680,787)	—	8,633,821	6,710,081
Written Options (interest rate risk)	(3,501,472)	2,019,120	1,482,352	—	—	—	—
	$285,574,502	$206,268,244	$91,977,321	$(178,340,647)	$36,848,536	$442,327,956	$128,209,112

(a)  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $8,929,350 out of Level 3 into Level 2, $17,597,866 out of Level 2 into Level 3 and $10,321,320 out of Level 1 into Level 3. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to a pricing model based on last executed trade.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2022:

Financial Assets	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Special Purpose Acquisition Companies	$10,321,320	Pricing Model (a)	Quotes/Prices	$10.00	$10.00
Corporate Bank Debt	$18,167,706	Pricing Model (a)	Quotes/Prices	$55.00	$55.00
Preferred Stock	$14,226,880	Pricing Model (a)	Quotes/Prices	$500.00-$600.00	$595.27
Purchased Options (interest rate risk)	$8,633,821	Third-Party Broker Quote (b)	Quotes/Prices	$0.0004-$0.0005	$0.0005
Common Stocks — Long	$66,907,723	Discounted Cash Flow	Discount Rate	8%	8%
	9,740,220	Most Recent Capitalization (Funding) (d)	Market Discount	70%	70%

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Assets	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Closed End Funds	$17,597,866	Pricing Model (f)	Last Reported Trade	$3.70	$3.70
Limited Partnerships	$257,728,848	Market Approach (c)	Shipping Broker Valuations	20%-69%	22%
	39,003,572	Discounted NAV (e)	Market Discount	20%-25%	21%

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Third Party Broker Quote technique involves obtaining an third-party broker quote for the security.

(c)  The Discounted Cash Flow valuation technique involves estimating the value of an asset based on discounting a future stream of estimated cash flows using a discount rate determined by the Advisor

(d)  The fair value of the investment is based on capital funding terms and discounted on market trends. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(e)  The NAV provided by the general partner has been discounted for the possible impact from various exit strategies under consideration by the general partner.

(f)  The Pricing Model technique for Level 3 securities involves the last reported trade in the security.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

Total Return Swaps: A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument(generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund's maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund's exposure to the counterparty.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts		—	Swaps, at fair value	$2,547,424
Interest rate contracts	Purchased options, at value	$8,633,821		—
Foreign exchange contracts		—	Forward Foreign Currency Contracts	842,716
Total		$8,633,821		$3,390,140

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Swap contracts	$453,936	$(2,547,424)
Interest rate contracts	Written options, Purchased options	102,073,459	4,101,218
Foreign exchange contracts	Forward Foreign Currency Contracts	—	(842,716)
Total		$102,527,395	$711,078

The following table represents the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2022:

Swap
Average notional amount	$13,212,244
Purchased Options
Average contract amount
Calls	53,978,129,693
Written Options
Average contract amount
Puts	(234,055,632)
Forward Foreign Currency
Average contract amount
Purchases	$—
Sales	$16,509,118

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Capital Stock

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Capital Stock sold
Institutional Class	21,214,001	$729,834,442	21,888,320	$862,574,874
Supra Institutional Class	32,591,934	1,126,908,238	28,356,842	1,113,590,957
Issued to shareholders upon reinvestment of dividends and distributions
Institutional Class	1,362,515	43,874,680	21,538,321	793,113,350
Supra Institutional Class	538,642	17,338,964	4,686,401	171,691,473
Capital Stock repurchased
Institutional Class	(60,395,215)	(2,060,411,818)	(64,107,130)	(2,510,889,410)
Supra Institutional Class	(16,479,547)	(558,397,723)	(14,728,481)	(582,307,459)
Change in Capital Stock outstanding	(21,167,670)	$(700,853,217)	(2,365,727)	$(152,226,215)

NOTE 10 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for the offset under

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2022:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged		Financial Instruments (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)(a)
State Street Bank and Trust Company:
	Repurchase Agreement	$1,317,000	—		$(1,317,000	)(b)	—	—
Barclays Bank PLC:
	Forward Foreign
	Currency Contracts	$(842,716)	—		$581,983		—	$(260,733)
Cowen:
	Swap Agreements	$(2,547,424)	—		$2,547,424		—	—
Goldman Sachs International:
	Purchased Options	$8,633,821	$(8,633,821	)(c)	—		—	—

(a)  Represents the net amount receivable (payable) from the counterparty in the event of default.

(b)  Collateral with a value of $1,317,024 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

(c)  Collateral with a value of $10,265,124 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 11 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of December 31, 2022, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$10,038,100

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2022, appear below:

Investments	Shares Held as of December 31, 2021	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income from Affiliated Investments
Common Stocks — 0.95%
Oil & Gas Services & Equipment — 0.17%
McDermott International Ltd.(a)(b)(c)	46,782,420	$19,180,792	—	—	—	$(4,210,404)	—	$14,970,388	46,782,462	—
Marine Shipping — 0.78%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)(e)(f)	1,146,250	55,564,380	—	$(40,672,130)	$(11,121,499)	63,136,972	—	66,907,723	1,146,250	—
Corporate Bank Debt — 0.33%
McDermott LC — 3.743% 12/31/2025(c)(d)(e)(f)(g)(h)	28,718,370	17,142,040	—	—	—	1,025,666	—	18,167,706	28,718,370	—
McDermott Intl Senior Exit LC — 3.000% 6/30/2024(c)(f)(g)(h)(i)	19,843,000	(9,326,210)	—	—	—	396,860	—	(8,929,350)	19,843,000	—
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 5.384% 6/30/2025(c)(f)(j)(h)	33,083,090	14,225,729	$1,106,721	—	—	2,788,149	—	18,120,599	34,189,810	—
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 7.384% 6/28/2024(c)(f)(j)(h)	1,074,102	612,238	—	—	—	32,295	—	644,533	1,074,221	—
		22,653,797	1,106,721	—	—	4,242,970	—	28,003,488		—

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Shares Held as of December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of December 31, 2021	Shares as of December 31, 2021	Dividend Income from Affiliated Investments
Limted Partnerships — 3.20%
FPS LLC(b)(c)(d)(e)(f)	1,185,446	$83,704,351	$88,828,769	—	—	$76,319,260	—	$248,852,380	2,073,734	—
FPS Shelby Holding I LLC(b)(c)(d)(e)(f)	107,799	8,876,468	1,470,000	—	—	(1,470,000)	—	8,876,468	107,799	—
U.S. Farming Realty Trust LP(c)(d)(e)(f)	350,000	5,966,001	—	—	—	(2,326,175)	—	3,639,826	350,000	—
U.S. Farming Realty Trust II LP(c)(d)(e)(f)	120,000	8,343,236	—	$(266,361)	—	4,448,002	—	12,524,877	120,000	—
		106,890,056	90,298,769	(266,361)	—	76,971,087	—	273,893,551		—
Preferred Stocks — 0.16%
Engineering Services — 0.16%
McDermott International, Inc.(c)(d)(e)(f)	22,591	13,554,380	—	—	—	—	—	13,554,380	22,591	—
Total Affiliate Investments — 4.64%		$217,843,405	$91,405,490	$(40,938,491)	$(11,121,499)	$140,140,625	—	$397,329,530		—

(a)  Non-income producing security.

(c)  Controlled company.

(d)  Affiliated Security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(e)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 5.07% of total net assets at December 31, 2022.

(f)  Restricted securities. These restricted securities constituted 5.38% of total net assets at December 31, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(h)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(i)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(j)  As of December 31, 2022, the Fund had entered into commitments to fund various delayed draw limited partnership and/debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 11 of the Notes to Financial Statements for further information on these commitments and contingencies.

(g)  Variable/Floating Rate Security —The rate shown is based on the latest available information as of December 31, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA CRESCENT FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
March 1, 2023

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 8, 2022, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2023, on the recommendation of the Independent Directors, who met in executive session on August 8, 2022 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 11, 2022, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 11 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund.

In addition to the executive sessions, the Boards, acting directly or through their committees, met regularly throughout the year and received information on a variety of topics that were relevant to their annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution, service provider oversight and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also advised by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During both executive sessions, independent legal counsel reviewed with Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013, and Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

manager since 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Broadridge category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees also considered FPA's representation that the Fund's size did not impede FPA's ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group median for the three-, and ten-year periods ended March 31, 2022, while the Fund underperformed its Peer Group median for the one- and five-year periods ended March 31, 2022. The Board and the Independent Trustees further noted the Fund underperformed the comparative S&P 500 Index for the one-, three-, five- and 10-year periods ended March 31, 2022. They also noted that Morningstar continues to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund experienced significant increases in its net assets several years ago, in recent years asset levels have declined. They also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had agreed to forgo the compensation for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders. The Board also noted that even though the Fund has experienced net outflows during the recent period, the Adviser has continued to make investments in the services it provides to the Fund. The Board noted that the Fund does not charge sales loads.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for operating expenses in excess of 0.05% of the average net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2023. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2023.

FPA CRESCENT FUND
LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2021 to September 30, 2022. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds' liquidity developments, as applicable.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Institutional Class
Beginning Account Value June 30, 2022	$1,000.00	$1,000.00
Ending Account Value December 31, 2022	$1,033.20	$1,019.91
Expenses Paid During Period(a)	$5.38	$5.35
Supra Institutional Class
Beginning Account Value June 30, 2022	$1,000.00	$1,000.00
Ending Account Value December 31, 2022	$1,033.50	$1,020.21
Expenses Paid During Period(b)	$5.07	$5.04

(a)  Expenses are equal to the class's annualized expense ratio of 1.05%, multiplied by the average account value over the period and prorated for the year ended December 31, 2022 (184/365 days).

(b)  Expenses are equal to the class's annualized expense ratio of 0.99%, multiplied by the average account value over the period and prorated for the year ended December 31, 2022 (184/365 days).

FPA CRESCENT FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information.

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional non-public personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information.

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," antimoney laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information.

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a

FPA CRESCENT FUND
PRIVACY POLICY (Continued)

(Unaudited)

third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties.

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing.

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information.

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy.

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds.

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us.

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

Revised: January 2022

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).
Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of the Adviser (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO of the Adviser (since 2022); and Treasurer of each FPA Fund. Formerly, Senior Vice President and Controller of the Adviser.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Institutional Class:
TICKER SYMBOL: FPACX
CUSIP: 30254T759
Supra Institutional Class:
TICKER SYMBOL: FPCSX
CUSIP: 30254T676

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2022

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

FPA Flexible Fixed Income (the "Fund") returned 0.60% in the fourth quarter of 2022 and -2.82% for the year ended December 31, 2022.

Sector	As of December 31, 2022
Yield-to-worst[1]	7.51%
Effective Duration	1.39 years
High Quality Exposure[2]	67.8%
Credit Exposure[3]	32.2%

Continuing its quest to reduce inflation, the Federal Reserve (the "Fed") raised the Fed Funds rate by 75 basis points (bps) then 50 bps during the fourth quarter, bringing the year-to-date increase in the Fed Funds rate to 425 bps. In the process, bond yields rose to decade-plus highs and the bond market produced its worst annual return in centuries!4 While the path to higher yields in 2022 was painful to endure in the short term, we believe it has left us in the midst of the most attractive bond market we have seen in over a decade. Yields in credit (investments rated BBB or lower) have increased but, overall, we do not generally find sufficient compensation to deem credit attractively priced versus the risk of permanent capital impairment or versus other, less risky investments. As a result, we continue to invest opportunistically in credit. The Fund's credit exposure increased to 32.2% as of December 31, 2022 versus 30.6% at September 30, 2022. Absent opportunities in credit, consistent with our actively managed, absolute return-oriented approach to investing, we intend to take advantage of the higher yield environment by buying high quality (rated single-A or higher), longer-duration bonds which we believe will enhance the Fund's short- and long-term upside versus the downside return profile.

Cash and equivalents represented 9.1% of the portfolio at December 31, 2022 versus 8.2% on September 30, 2022.

Portfolio Attribution5

Fourth Quarter 2022

The largest contributors to performance during the quarter were collateralized loan obligations (CLOs) backed by corporate loans. Most of these bonds are floating rate and benefited from an increase in their coupons

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of December 31, 2022, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 4.98%/4.81% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2  Represents the Fund's exposure to investments rated A or higher, Treasuries, and cash and equivalents.

3  Represents the Fund's exposure to investments rated BBB or lower.

4  Source: Bloomberg.

5  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Past performance is no guarantee, nor is it indicative, of future results.

1

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

during the quarter, along with an increase in price associated with lower spreads. The second-largest contributors to performance were the corporate holdings where coupon payments more than offset a slight overall decline in price on loans and bonds.6 The third-largest contributors to performance were non-agency commercial mortgage-backed securities (CMBS), driven mostly by holdings of floating rate CLOs backed by commercial real estate loans. The coupons on these commercial real estate CLOs increased during the quarter and more than offset lower prices due to an increase in spreads. Other non-agency CMBS holdings also contributed to performance during the quarter, mostly due to other floating rate CMBS holdings.

The largest, second-largest and third-largest detractors from performance during the quarter were recently issued bonds backed by non-performing residential mortgages, asset-backed securities (ABS) backed by loans to late-stage, mostly software companies and residential mortgage-backed securities backed by re-performing mortgages. The prices of all three investments declined due to a combination of higher risk-free rates for short maturity bonds and an increase in spreads.

Calendar Year 2022

The largest contributors to performance for the year were CLOs backed by corporate loans. Most of these bonds are floating rate and thus saw their coupons increase throughout the year as the Federal Reserve raised the Fed Funds rate. In addition, prices on these floating rate bonds were insulated from interest rate-related price changes, though they did experience lower prices as a result of an increase in spread throughout the year. The second-largest contributor to performance was cash, which benefited from an increase in yield as the Fed Funds rate rose during the year. While there were other individual bonds that contributed to performance during the year, there were no other meaningful contributors at the sector level.

The largest detractors from performance for the year were ABS backed by auto loans, which declined in price due to a combination of a historically large increase in risk-free rates and an increase in spreads. The second-largest detractors from performance were the corporate holdings due to lower prices associated with an increase in spreads for loans and an increase in spreads and risk-free rates for bonds. The third-largest detractors from performance were ABS backed by loans to late-stage, mostly software companies driven by lower prices as a result of an increase in risk-free rates and spreads.

6  The Fund's Corporate holdings include bank debt, corporate bonds, and common stock.

Past performance is no guarantee, nor is it indicative, of future results.

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Portfolio Activity7

The table below shows the portfolio's sector-level exposures of December 31, 2022 compared to September 30, 2022 and December 31, 2021:

Sector	% Portfolio 12/31/2022	% Portfolio 9/30/2022	% Portfolio 12/31/2021
ABS	60.7%	63.7%	65.2%
Mortgage Backed (CMO)[8]	7.0%	6.8%	7.4%
Stripped Mortgage-backed	0.2%	0.2%	0.2%
Corporate	15.3%	14.2%	7.0%
CMBS[8]	7.7%	6.9%	8.8%
Cash and equivalents	9.1%	8.2%	11.4%
Total	100.0%	100.0%	100.0%
Yield-to-worst	7.51%	6.66%	1.98%
Effective Duration (years)	1.39	1.24	0.98
Average Life (years)	2.50	2.27	1.94

During the quarter, within credit, we added to an existing high-yield bond investment and bought a new high-yield bond investment. Aside from credit, as yields increased over the past year, we actively bought increasingly longer duration, high-quality bonds rated single-A or higher. The duration of these investments has been guided by our duration test, which seeks to identify the longest duration bonds that we expect will produce at least a breakeven return over a 12-month period if we assume that a bond's yield increases by 100 bps during those 12 months. Consistent with this test, during the fourth quarter, we bought high-quality fixed-rate bonds, including utility cost recovery bonds, ABS backed by communications infrastructure, ABS backed by equipment, and non-agency commercial mortgage-backed securities that, on average, had a duration of 4.0 years and yield-to-worst of 5.85%.9 In addition, early in the fourth quarter, the Fund bought highly rated CLOs backed by middle market corporate loans at attractive prices from a forced seller of these bonds. This quarter's investments were funded with a combination of cash, proceeds from maturing investments and sales of existing short duration, high-quality investments, the latter of which had an average duration of less than a year. We also sold a high-yield investment where, at the sale price, the risk versus reward was no longer attractive.

7  Portfolio composition will change due to ongoing management of the Fund.

8  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

9  Based on prices as of 12/31/2022.

Past performance is no guarantee, nor is it indicative, of future results.

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Market Commentary

Last year was the worst year for bonds in centuries! Using the 10-year Treasury as a proxy for the bond market, the chart below shows that 2022 was the worst year for bonds in over 230 years:

U.S. 10-Year Treasury Total Return Index (annual % change)

Source: GFD, Deutsche Bank (Deutsche Bank 2022 Review: A year for the history books, January 2023). As of 12/31/22. Global Financial Data (GFD) is a provider of financial data that extends beyond traditional data sources.

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The driver of bonds' historically poor year in 2022 was inflation, or rather the effort to reduce inflation. As shown below, although inflation has abated recently, inflation remains higher than the Federal Reserve's target of 2%:

CPI Urban Consumers Less Food and Energy

Source: US Department of Labor. As of 11/30/2022. The Consumer Price Index, or CPI, reflects the average change over time in prices paid by urban consumers for a market basket of consumer goods and services. The Federal Reserve seeks to achieve an average of 2% inflation rate (https://www.federalreserve.gov/newsevents/pressreleases/monetary20221102a.htm). Dotted line reflects the most recent year/year change as of 11/30/2022 at 6%.

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Accordingly, the Fed continued its assault on inflation during the fourth quarter, increasing the Fed Funds rate by 75 bps in November before easing off a bit and raising the rate by 50 bps in December. In total, the Fed raised the Fed Funds rate by 425 bps in 2022, the largest 12-month increase in 50 years. As a result, the yield curve shifted dramatically during the year, as shown below:

U.S. Treasury Yield Curve

Source: Bloomberg. As of 12/31/2022. Chart data as of the dates shown.

The 369-bps increase in 2-year Treasury yields was the largest annual change since the early 1980s, and the 237-bps in 10-year Treasury yields was the largest since 1787.10 However, the real culprit for the bond market's performance in 2022 was not the change in yields but bond market valuations.

10  Source: Bloomberg.

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The chart below compares annual changes in the Fed Funds rate to the yield on 3-year maturity Treasuries at the start of each year. 2022 stands out at the extreme lower-right.

Starting 3-Year Treasury Yield and Annual Change in Fed Funds Rate Since 1972

Source: Bloomberg. As of 12/31/2022.

In 1979 and 1980, the increase in the Fed Funds rate was very close to, though not quite as large as last year's increase. Yet 1979 and 1980 do not appear on lists of worst years for the bond market. In fact, bonds made money in 1979 and 1980 — at least in nominal terms — because yields were greater than 10% at the start of 1979 and 1980. Higher yields make bond prices less sensitive to changes in yield and also provide more income to offset lower prices. In comparison, risk-free rates were near historically low levels at the start of 2022. The 3-year Treasury yield was 0.73% at the start of 2022, leading to more sensitive bond prices and little income to offset price declines.

Thus, it was the incredibly expensive valuations (i.e., low yields) sparked by a historically large increase in risk-free rates that drove the bond market to its worst annual return in centuries. Moreover, because asset values in general are tied to interest rates, the pain in the bond market infected other asset classes too. We could elaborate on markets like cryptocurrency, non-fungible tokens and high yield that came into existence or reached baffling heights during the frothy period before 2022 then came crashing down last year when rates rose. However, we will suffice by presenting the following chart which shows that the impact of higher rates was broad with 2022 representing a rare instance of bonds and stocks both producing very poor returns. The impact of interest rates is not confined to bonds.

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Annual Total Return Performance of the S&P 500 and 10-Year U.S. Treasury since 1872

Source: GFD, Deutsche Bank. As of 12/31/22. Global Financial Data (GFD) is a provider of financial data that extends beyond traditional data sources.

Some might say that the Fed was behind the curve in addressing inflation. Yet, the record shows that the market in general was behind the curve in anticipating the height and persistence of inflation. The reality is that it is hard to predict the macroeconomy and it's also hard to predict the direction of interest rates and the market with conviction. To underscore that point, we note a comment that Federal Reserve Chairman Jerome Powell made during the Q&A session following the Fed's rate hike on December 14. Powell said, "I don't think anyone knows whether we're going to have a recession or not, and if we do, whether it's a deep one or not. It's not knowable" (emphasis added).11 We agree that it's not knowable. Even if one makes a correct prediction once, how confident can one be in the ability to make correct predictions repeatedly and consistently?

When we invest, we try to be humble about what is and is not knowable. Valuation is clear; the future is not. We are absolute return and absolute value investors, not relative value investors. That's why we let absolute valuation — not our gut — serve as our guide. At the start of last year, we didn't know whether inflation would be persistent and we didn't know what the Fed would do. But it was clear to us that valuations were insanely expensive and we generally weren't getting paid to take duration risk or credit risk, which is why we leaned toward capital preservation by limiting the duration of the Fund and avoiding investments we believed were inappropriately priced.

Yet, even our conservative positioning was overwhelmed by the worst bond market in modern history, and the Fund returned -2.82% last year. We are disappointed that the Fund did not make money last year because we do not like to lose money — ever. Nevertheless, we must recognize that the Fund performed much better than

11  Powell press conference following FOMC announcement on 12-14-22 https://www.federalreserve.gov/monetarypolicy/files/monetary20221214a1.pdf.

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other indices to which one might compare the Fund. Moreover, despite a pandemic, the most expensive bond market in history and the worst bond market in centuries, the Fund has made its investors more money since inception than they would have made if they had owned the same bonds as those in the Bloomberg U.S. Universal Bond Index or the Morningstar Nontraditional Bond category generically, and with a fraction of the volatility.

As of Date: December 31, 2022	QTD	YTD	1 Year	3 Years
FPA Flexible Fixed Income Fund	0.60%	-2.82%	-2.82%	1.17%
Bloomberg U.S. Agg 1-3 Year Bond Index	0.90%	-3.72%	-3.72%	-0.42%
Bloomberg U.S. Agg Bond Index	1.87%	-13.01%	-13.01%	-2.71%
Bloomberg U.S. Corporate High Yield Index	4.17%	-11.19%	-11.19%	0.05%
Bloomberg U.S. Universal Bond Index	2.24%	-12.99%	-12.99%	-2.54%
CPI+200	0.96%	8.56%	8.56%	7.01%
Morningstar Nontraditional Bond Category Percentile Rank — FPA Flexible Income Fund			Top 25%	Top 27%

Source: Morningstar Direct. As of 12/31/2022. Fund Inception is December 31, 2018. Morningstar Nontraditional Bond Category Rankings are as of December 31, 2022 and are based on total returns. The Category returns for the periods noted through December 31, 2022 were: 1-year: -6.27%; 3-year: -0.27%. Time periods greater than one-year are annualized. As of December 31, 2022, there were the following number of funds in the Category: 1 year: 331; 3 year: 312. Past performance is no guarantee, nor is it indicative, of future results.

Growth of $10,000 since inception of FPFIX

Source: Morningstar Direct. As of 12/31/2022. FPFIX Inception is December 31, 2018.

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Unlike many other fixed income managers, when we invest, we do not express views on the direction of interest rates and markets or what central banks and politicians might do. Instead, we very simply seek investments that we believe offer sufficient return for the risks, both short-term mark-to-market risk and credit risk. In expensive markets, we seek to take on less risk, and in cheaper markets we are willing to take on more risk because the expected return pays us to do so. Much of our investment selection — particularly our investments in high-quality bonds — is guided by our aforementioned duration test, which seeks to identify the longest duration bonds that we believe will produce at least a breakeven return over 12 months if we assume that a bond's yield will increase by 100 bps during that time period. We are transparent that our duration decisions are guided by this test. Our investors thus have visibility into the duration of our investments during various market environments: when rates decline, we typically add less duration, and when rates rise, we seek to add more duration, consistent with our duration test. In turn, our investors have visibility into how the Fund should perform during various market environments because of the transparency and consistent, disciplined application of our duration test. In other words, there should be no surprise about our return last year given that we solve for a 100-bps increase in yields and risk-free rates ended up increasing by 3 to 4 times that amount.

Inherent in our investment process is the recognition that we cannot time the market. As markets get cheaper, we add exposure. We add exposure knowing that prices can continue to decline. If one is comfortable with the risk versus reward at the entry point, as we are, then a further decrease in price offers the opportunity to buy an even more attractive risk-versus-reward profile. In a declining market, this can mean that returns will get worse before they get better as we add risk with expected returns that we believe will benefit our investors over the long term. To that end, a negative return in 2022 was essentially unavoidable if one follows a disciplined, consistent investment process that does not involve making bets on the direction of the market, which is what we do.

While we are disappointed that the Fund did not make money last year, we are thrilled that our disciplined execution of our absolute value, bottom-up investment approach — not a top-down macroeconomic bet — once again guided us through a turbulent market and left the Fund sitting among the top 27% of its bond category peers over 1- and 3-year periods. Our investment process has repeatedly demonstrated its ability to preserve capital while generating market-beating returns over longer time horizons.

Now, as we look ahead, we are excited about the opportunities in the market, especially because our investment process limited the Fund's drawdown and left us well-positioned to take advantage of these opportunities. The silver lining of dramatically higher yields and lower prices is, of course, a dramatically more attractive opportunity set. As a general statement, we believe that bonds are more attractive than they have been in at least a decade, as shown in the following chart measuring the yield and spread of the Bloomberg Aggregate Bond Index. The significant increase in yields in a short period of time spurred greater volatility in the market and drove spreads higher. As a result, yields on investment grade bonds are higher than they have been in a very long time.

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Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. As of 12/31/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

We believe that buying high-quality longer duration bonds is one of the best investment opportunities available. As referenced earlier, rather than speculate on the direction of interest rates, we actively manage the Fund's duration based on an absolute return framework which seeks to provide short-term downside protection against an increase in yields, while seeking to improve long-term returns and, if yields decline, short-term returns. We believe that longer duration bonds (bonds maturing in 3-6 years) could produce a breakeven or positive return if their yield increases by 100 bps while allowing us to lock in higher yields for a longer period of time. As an added benefit, these longer duration bonds can produce higher returns in the short term if yields decline.

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We illustrate below the improved upside-versus-downside return profile that today's market offers.

Hypothetical 12-month U.S. Treasury Returns

Source: Bloomberg. * Upside return estimates the 12-month total return assuming yields decline by 100 bps over 12 months. Downside return estimates the 12-month total return assuming yields increase by 100 bps over 12 months. Simulated 12-month total return scenario assuming 100 basis point gradual increase or decrease in interest rates over 12 months. The hypothetical stress test data provided herein is for illustrative and informational purposes only, and is intended to demonstrate the mathematical impact of a change in interest rates on Treasury yields. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Hypothetical results do not reflect trading in actual accounts, and does not reflect the impact that economic, market or other factors may have on the management of the account. Hypothetical results have certain inherent limitations. There are frequently sharp differences between simulated results and the actual results subsequently achieved by any particular account, product or strategy.

The bars represent the yield, downside and upside return of Treasury bonds of different maturities. The downside return is the 12-month total return assuming that yields increase by 100 bps. The upside return is the 12-month total return assuming that yields decline by 100 bps. As shown on the left, a year ago, only 1-2-year maturity bonds could be expected to breakeven if yields increased by 100 bps over 12 months. As a result, the portfolio had a duration of 0.98 years at the end of 2021. Notably, given low yields in 2021, realizing the upside return would in many instances necessitate bonds trading at negative yields.

In contrast, as shown on the right, a 5-year maturity Treasury bond purchased at a 4.00% yield could produce a positive 0.42% return if yields rise by 100 bps over the next 12 months. Moreover, investors can lock in a 4.00% yield for five years and potentially have a 7.75% return in the next 12 months if yields decline by 100 bps during that time. In short, adding duration in a higher yield environment allows us to significantly improve the Fund's long-term and near-term return potential while still preserving its ability to produce breakeven or positive returns if rates rise further, within reason.

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Turning to credit, higher risk-free rates, heightened volatility and recession concerns (as suggested by an inverted yield curve) have led to higher yields and spreads on lower-rated debt, as shown by the following chart depicting the BB component of the high-yield index, excluding energy — an index we monitor to give us what we believe is a better indication of high-yield bond pricing because it excludes noise related to changes in ratings composition found in the overall high-yield index over time and the more volatile energy sector.

Bloomberg U.S. Corporate High Yield BB excl. Energy

Source: Bloomberg. As of 12/31/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

Overall, yields in credit have increased over the past 12 months but, particularly with the recent decline in spreads, the majority of the increase in yields over the past year is due to higher risk-free rates rather than spreads. When we evaluate individual potential credit investments, we often find that the incremental return over and above that available in high-quality bonds is not sufficient for the incremental credit risk associated with the credit investment. As such, we are hopeful that we will find more credit opportunities going forward, but we remain selective, proceeding only where we believe the yield and spread adequately compensate us for near-term mark-to-market risk and the long-term risk of permanent impairment of capital.

In summary, last year was the worst performing bond market in our lifetimes. Nonetheless, the Fund performed relatively well last year and since inception. We hope that investors found that their investment in the Fund has served them well. Personally speaking, the past 12 months made me more confident in our approach

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and our team. That, in combination with the opportunities we now see, led me to personally add to my investment in the Fund during the quarter.

Thank you for your confidence and continued support.

Abhijeet Patwardhan
Portfolio Manager
January 2023

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio manager. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio manager and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

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The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings of securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

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Bloomberg U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Bloomberg U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 2% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns.

Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. There were 346 funds in the category at 12/31/2022.

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

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Coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

GDP is Gross Domestic Product and it measures the monetary value of all finished goods and services (i.e., bought by the final user) made within a country during a specific period.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Maximum drawdown is the maximum observed loss from a peak to a trough of a portfolio, before a new peak is attained. Maximum drawdown is an indicator of downside risk over a specified time period.

Nominal yield is the coupon rate on a bond.

A bond premium occurs when the price of the bond has increased in the secondary market. A bond might trade at a premium because its interest rate is higher than current rates in the market.

Real yield is the nominal yield of a bond minus the rate of inflation

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

The risk-free rate reflects the yield of the Treasury bond matching the investment's duration.

Sharpe Ratio measures risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate — such as that of the 10-year U.S. Treasury bond — from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

Sortino Ratio differentiates between good and bad volatility in the Sharpe ratio. This differentiation of upwards and downwards volatility allows the calculation to provide a risk-adjusted measure of a security or fund's performance without penalizing it for upward price changes.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, ("UMBDS"), 235 W. Galena Street, Milwaukee, WI, 53212. UMBDS is not affiliated

17

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

18

FPA FLEXIBLE FIXED INCOME FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Flexible Fixed Income Fund vs Bloomberg Barclays U.S. Universal Bond Index and Consumer Price Index + 200 Basis Points from December 31, 2018 to December 31, 2022. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)  Inception 12/31/18

(b)  Inception 04/16/21

Past performance is not indicative of future performance. The Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclays' indices: U.S. Aggregate Index, U.S. High-Yield Corporate Index,144A Index, Eurodollar Index, Emerging Markets Index and non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The CPI + 200 Basis Points index is created by adding 2% to the annual percentage change in the Consumer Price Index ("CPI"). The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. An investor cannot invest directly in an index. The performance of the Fund and of the Averages is computed on a total return basis, which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the sales of Fund shares. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio can be found in the Financial Highlights section of this report.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

19

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO SUMMARY

December 31, 2022

Common Stocks		0.3%
Energy	0.2%
Retailing	0.1%
Warrants		0.0%
Bonds & Debentures		90.6%
Asset-Backed Securities	60.7%
Corporate Bonds & Notes	8.9%
Commercial Mortgage-Backed Securities	7.9%
Residential Mortgage-Backed Securities	7.1%
Corporate Bank Debt	5.4%
Convertible Bonds	0.6%
Short-term Investments		8.7%
Other Assets And Liabilities, Net		0.4%
Net Assets		100.0%

20

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS

December 31, 2022

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.2%
PHI Group, Inc., Restricted(a)(b)(c)(d)	75,292	$941,150
		$941,150
RETAILING — 0.1%
Copper Earn Out Trust(b)(c)(d)	7,803	$27,310
Copper Property CTL Pass Through Trust(b)(c)(d)	58,520	775,390
		$802,700
TOTAL COMMON STOCKS — 0.3% (Cost $1,555,635)		$1,743,850
WARRANTS — 0.0%
MIDSTREAM — OIL & GAS — 0.0%
Windstream Holdings II, LLC 09/21/2055(a)(b)(c)(d) (Cost $372,781)	11,258	$112,580
		$112,580
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.9%
AGENCY STRIPPED — 0.2%
Government National Mortgage Association 2015-19 IO — 0.296% 1/16/2057(e)	$1,345,840	$22,676
Government National Mortgage Association 2015-7 IO — 0.454% 1/16/2057(e)	1,259,085	26,912
Government National Mortgage Association 2020-75 IO — 0.869% 2/16/2062(e)	5,260,900	343,575
Government National Mortgage Association 2020-42 IO — 0.936% 3/16/2062(e)	3,486,904	231,936
Government National Mortgage Association 2020-71 IO — 1.087% 1/16/2062(e)	2,882,117	208,788
Government National Mortgage Association 2020-43 IO — 1.260% 11/16/2061(e)	2,178,637	170,300
		$1,004,187
NON-AGENCY — 7.7%
A10 Bridge Asset Financing 2021-D A1FX — 2.589% 10/1/2038(f)	$1,670,225	$1,585,161
ACRE Commercial Mortgage Ltd. 2021-FL4 A, 1M USD LIBOR + 0.830% — 5.169% 12/18/2037(e)(f)	313,125	310,028
ACRES Commercial Realty Ltd. 2021-FL1 A, 1M USD LIBOR + 1.200% — 5.526% 6/15/2036(e)(f)	2,604,000	2,531,020
ACRES Commercial Realty Ltd. 2021-FL2 A, 1M USD LIBOR + 1.400% — 5.726% 1/15/2037(e)(f)	809,000	772,500

21

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970% — 5.240% 12/15/2035(e)(f)	$2,210,000	$2,147,075
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A, SOFR30A + 1.450% — 5.257% 1/15/2037(e)(f)	3,442,000	3,331,959
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A, 1M USD LIBOR + 1.100% — 5.418% 5/15/2036(e)(f)	2,370,000	2,300,799
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 1M USD LIBOR + 1.350% — 5.668% 11/15/2036(e)(f)	3,148,000	3,034,047
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A, 1M TSFR + 1.850% — 6.186% 5/15/2037(e)(f)	2,524,000	2,465,718
AREIT Trust 2019-CRE3 A, 1M TSFR + 1.384% — 5.710% 9/14/2036(e)(f)	15,682	15,401
BBCMS Trust 2015-SRCH A1 — 3.312% 8/10/2035(f)	900,748	848,696
BDS Ltd. 2021-FL8 A, 1M USD LIBOR + 0.920% — 5.259% 1/18/2036(e)(f)	770,409	742,451
BDS Ltd. 2019-FL4 AS, 1M USD LIBOR + 1.400% — 5.726% 8/15/2036(e)(f)	268,000	265,770
BX Commercial Mortgage Trust 2021-VOLT E, 1M USD LIBOR + 2.000% — 6.318% 9/15/2036(e)(f)	1,410,000	1,311,767
BX Commercial Mortgage Trust 2021-VOLT F, 1M USD LIBOR + 2.400% — 6.718% 9/15/2036(e)(f)	2,319,000	2,134,445
BXMT Ltd. 2021-FL4 A, 1M USD LIBOR + 1.050% — 5.368% 5/15/2038(e)(f)	2,899,000	2,864,883
Citigroup Commercial Mortgage Trust 2013-GC11 A4 — 3.093% 4/10/2046	74,915	74,663
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	—	—
COMM Mortgage Trust 2014-CR20 A3 — 3.326% 11/10/2047	710,599	680,990
Greystone CRE Notes Ltd. 2021-FL3 A, 1M USD LIBOR + 1.020% — 5.338% 7/15/2039(e)(f)	3,000,000	2,852,167
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.120% 5/10/2050	213,417	207,838
Hawaii Hotel Trust 2019-MAUI C, 1M USD LIBOR + 1.650% — 5.968% 5/15/2038(e)(f)	1,384,000	1,325,254
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.050% — 5.389% 2/18/2038(e)(f)	2,823,000	2,726,618
Independence Plaza Trust 2018-INDP A — 3.763% 7/10/2035(f)	819,000	764,668
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	441,469	430,375
JPMBB Commercial Mortgage Securities Trust 2015-C31 A3 — 3.801% 8/15/2048	540,845	512,600
KREF Ltd. 2021-FL2 A, 1M USD LIBOR + 1.070% — 5.396% 2/15/2039(e)(f)	834,000	804,066

22

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
LCCM Trust 2021-FL2 A, 1M USD LIBOR + 1.200% — 5.518% 12/13/2038(e)(f)	$390,000	$380,689
LoanCore Issuer Ltd. 2021-CRE4 A, SOFR30A + 0.914% — 4.722% 7/15/2035(e)(f)	479,116	464,820
LoanCore Issuer Ltd. 2021-CRE5 A, 1M USD LIBOR + 1.300% — 5.618% 7/15/2036(e)(f)	363,000	348,796
MF1 Ltd. 2021-FL7 A, 1M USD LIBOR + 1.080% — 5.419% 10/16/2036(e)(f)	2,750,000	2,631,050
MF1 Ltd. 2020-FL4 A, 1M TSFR + 1.814% — 6.150% 11/15/2035(e)(f)	423,614	415,190
PFP Ltd. 2021-7 A, 1M USD LIBOR + 0.850% — 5.168% 4/14/2038(e)(f)	438,952	426,437
Progress Residential Trust 2021-SFR9 A — 2.013% 11/17/2040(f)	725,507	597,069
Progress Residential Trust 2021-SFR11 A — 2.283% 1/17/2039(f)	726,390	598,344
Progress Residential Trust 2021-SFR10 A — 2.393% 12/17/2040(f)	4,554,942	3,734,848
Ready Capital Mortgage Financing LLC 2021-FL5 A, 1M USD LIBOR + 1.000% — 5.389% 4/25/2038(e)(f)	738,911	716,812
Shelter Growth CRE Issuer Ltd. 2021-FL3 A, 1M USD LIBOR + 1.080% — 5.398% 9/15/2036(e)(f)	605,647	584,124
STWD Ltd. 2021-FL2, 1M USD LIBOR + 1.200% — 5.526% 4/18/2038(e)(f)	1,468,000	1,417,932
TRTX Issuer Ltd. 2022-FL5 A, SOFR30A + 1.650% — 5.458% 2/15/2039(e)(f)	2,356,000	2,267,575
VMC Finance LLC 2021-HT1 A, 1M USD LIBOR + 1.650% — 5.989% 1/18/2037(e)(f)	1,089,723	1,051,869
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	384,324	374,625
		$53,051,139
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $56,075,894)		$54,055,326
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.1%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.1%
Fannie Mae REMICS 2012-47 HA — 1.500% 5/25/2027	$86,429	$82,275
Fannie Mae REMICS 2013-35 QB — 1.750% 2/25/2043	301,051	293,179
Fannie Mae REMICS 144 PD — 3.500% 4/25/2042	83,565	80,534
Freddie Mac REMICS 4220 EH — 2.500% 6/15/2028	64,101	61,996
Freddie Mac REMICS 4235 QE — 3.000% 8/15/2031	46,404	45,657
Freddie Mac REMICS 4162 P — 3.000% 2/15/2033	253,254	243,038
		$806,679

23

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AGENCY POOL FIXED RATE — 0.1%
Fannie Mae Pool AL1576 — 4.000% 3/1/2027	$88,675	$88,746
Fannie Mae Pool FM1102 — 4.000% 3/1/2031	35,270	34,707
		$123,453
AGENCY STRIPPED — 0.0%
Fannie Mae Interest Strip 284 1 — 0.000% 7/25/2027(g)	$109,703	$98,395
		$98,395
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.9%
Cascade Funding Mortgage Trust 2021-HB6 A — 0.898% 6/25/2036(e)(f)	$610,599	$577,660
CFMT LLC 2021-HB5 A — 0.801% 2/25/2031(e)(f)	877,570	846,101
CFMT LLC 2020-HB4 A — 0.946% 12/26/2030(e)(f)	228,917	221,937
CFMT LLC 2021-HB7 A — 1.151% 10/27/2031(e)(f)	889,045	833,874
CFMT LLC 2021-HB7 M1 — 2.125% 10/27/2031(e)(f)	1,183,000	1,085,344
PRET LLC 2021-NPL5 A1 — 2.487% 10/25/2051(f)(h)	4,870,312	4,277,410
Pretium Mortgage Credit Partners I LLC 2021-NPL2 A1 — 1.992% 6/27/2060(f)(h)	1,721,930	1,521,154
Pretium Mortgage Credit Partners I LLC 2021-NPL4 A1 — 2.363% 10/27/2060(f)(h)	4,123,645	3,625,656
Pretium Mortgage Credit Partners I LLC 2021-NPL6 A1 — 2.487% 7/25/2051(f)(h)	1,456,624	1,313,285
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(e)(f)	5,842,170	5,299,108
PRPM LLC 2021-9 A1 — 2.363% 10/25/2026(f)(h)	2,491,510	2,256,772
PRPM LLC 2021-10 A1 — 2.487% 10/25/2026(f)(h)	3,195,962	2,873,771
PRPM LLC 2021-11 A1 — 2.487% 11/25/2026(f)(h)	2,764,546	2,500,070
RCO VII Mortgage LLC 2021-2 A1 — 2.116% 9/25/2026(f)(h)	1,307,377	1,200,393
Towd Point Mortgage Trust 2019-4 A1 — 2.900% 10/25/2059(e)(f)	5,711,938	5,149,796
Towd Point Mortgage Trust 2018-2 A1 — 3.250% 3/25/2058(e)(f)	462,209	437,865
Towd Point Mortgage Trust 2018-5 A1A — 3.250% 7/25/2058(e)(f)	47,384	44,288
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051(f)(h)	1,972,465	1,774,989
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(f)(h)	5,479,224	5,165,385
VOLT C LLC 2021-NPL9 — 1.992% 5/25/2051(f)(h)	992,103	895,370
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(f)(h)	4,859,632	4,357,543
VOLT XCV LLC 2021-NPL4 — 2.240% 3/27/2051(f)(h)	1,169,338	1,078,933
		$47,336,704
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $52,903,858)		$48,365,231

24

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 60.7%
AUTO — 13.3%
American Credit Acceptance Receivables Trust 2021-3 C — 0.980% 11/15/2027(f)	$1,731,000	$1,682,491
American Credit Acceptance Receivables Trust 2021-4 C — 1.320% 2/14/2028(f)	1,827,000	1,749,423
American Credit Acceptance Receivables Trust 2022-1 C — 2.120% 3/13/2028(f)	2,838,000	2,660,148
AmeriCredit Automobile Receivables Trust 2021-3 A3 — 0.760% 8/18/2026	1,153,000	1,095,092
AmeriCredit Automobile Receivables Trust 2020-2 C — 1.480% 2/18/2026	342,000	323,987
BMW Vehicle Lease Trust 2022-1 A4 — 1.230% 5/27/2025	1,810,000	1,705,164
CarMax Auto Owner Trust 2022-1 A3 — 1.470% 12/15/2026	3,713,000	3,525,395
CarMax Auto Owner Trust 2020-3 C — 1.690% 4/15/2026	61,000	57,746
CarMax Auto Owner Trust 2020-1 C — 2.340% 11/17/2025	1,940,000	1,861,625
Drive Auto Receivables Trust 2021-2 C — 0.870% 10/15/2027	2,324,000	2,235,716
Drive Auto Receivables Trust 2021-3 C — 1.470% 1/15/2027	3,814,000	3,563,971
DT Auto Owner Trust 2021-1A C — 0.840% 10/15/2026(f)	168,000	161,297
DT Auto Owner Trust 2021-3A C — 0.870% 5/17/2027(f)	800,000	749,974
DT Auto Owner Trust 2021-4A B — 1.020% 5/15/2026(f)	704,000	676,512
DT Auto Owner Trust 2021-2A C — 1.100% 2/16/2027(f)	4,000,000	3,796,092
DT Auto Owner Trust 2021-4A C — 1.500% 9/15/2027(f)	704,000	647,016
DT Auto Owner Trust 2022-1A C — 2.960% 11/15/2027(f)	1,212,000	1,152,177
Exeter Automobile Receivables Trust 2021-4A C — 1.460% 10/15/2027	2,169,000	2,046,019
Exeter Automobile Receivables Trust 2022-1A C — 2.560% 6/15/2028	3,168,000	3,002,642
Flagship Credit Auto Trust 2021-2 C — 1.270% 6/15/2027(f)	1,004,000	942,008
Flagship Credit Auto Trust 2021-4 B — 1.490% 2/15/2027(f)	456,000	425,785
Ford Credit Auto Lease Trust 2021-B B — 0.660% 1/15/2025	1,055,000	999,694
Ford Credit Auto Lease Trust 2021-B C — 0.900% 5/15/2026	1,044,000	984,897
Ford Credit Auto Owner Trust 2022-A A3 — 1.290% 6/15/2026	1,998,000	1,898,301
GM Financial Automobile Leasing Trust 2021-2 B — 0.690% 5/20/2025	284,000	272,566
GM Financial Automobile Leasing Trust 2022-1 A4 — 1.960% 2/20/2026	2,794,000	2,670,131
GM Financial Automobile Leasing Trust 2022-1 B — 2.230% 2/20/2026	793,000	757,887
GM Financial Automobile Leasing Trust 2022-1 C — 2.640% 2/20/2026	2,044,000	1,944,948
GM Financial Consumer Automobile Receivables Trust 2022-1 A3 — 1.260% 11/16/2026	2,070,000	1,958,917
GM Financial Consumer Automobile Receivables Trust 2020-3 C — 1.370% 1/16/2026	142,000	134,070
Honda Auto Receivables Owner Trust 2021-4 A3 — 0.880% 1/21/2026	2,354,000	2,232,756

25

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hyundai Auto Lease Securitization Trust 2021-B A4 — 0.380% 8/15/2025(f)	$124,000	$119,321
Hyundai Auto Lease Securitization Trust 2022-A A4 — 1.320% 12/15/2025(f)	2,128,000	2,027,680
Hyundai Auto Receivables Trust 2021-C A3 — 0.740% 5/15/2026	1,523,000	1,435,783
Prestige Auto Receivables Trust 2021-1A B — 1.190% 4/15/2026(f)	1,965,000	1,873,326
Prestige Auto Receivables Trust 2021-1A C — 1.530% 2/15/2028(f)	705,000	655,839
Santander Drive Auto Receivables Trust 2021-4 C — 1.260% 2/16/2027	3,197,000	3,042,697
Santander Drive Auto Receivables Trust 2022-1 B — 2.360% 8/17/2026	6,336,000	6,131,594
Santander Drive Auto Receivables Trust 2022-1 C — 2.560% 4/17/2028	2,116,000	2,018,334
Santander Drive Auto Receivables Trust 2022-2 B — 3.440% 9/15/2027	3,700,000	3,532,233
Santander Retail Auto Lease Trust 2021-A C — 1.140% 3/20/2026(f)	114,000	107,469
Santander Retail Auto Lease Trust 2022-A A3 — 1.340% 7/21/2025(f)	2,084,000	1,982,922
Santander Retail Auto Lease Trust 2022-A A4 — 1.420% 1/20/2026(f)	1,118,000	1,048,799
Santander Retail Auto Lease Trust 2022-A B — 1.610% 1/20/2026(f)	612,000	569,571
Santander Retail Auto Lease Trust 2022-B B — 3.850% 3/22/2027(f)	1,680,000	1,622,716
Volkswagen Auto Loan Enhanced Trust 2021-1 A3 — 1.020% 6/22/2026	2,858,000	2,711,943
Westlake Automobile Receivables Trust 2021-2A C — 0.890% 7/15/2026(f)	2,450,000	2,320,726
Westlake Automobile Receivables Trust 2021-1A C — 0.950% 3/16/2026(f)	1,738,000	1,666,503
Westlake Automobile Receivables Trust 2021-3A B — 1.290% 1/15/2027(f)	3,653,000	3,478,663
Westlake Automobile Receivables Trust 2021-3A C — 1.580% 1/15/2027(f)	3,647,000	3,411,518
Westlake Automobile Receivables Trust 2022-1A C — 3.110% 3/15/2027(f)	3,419,000	3,243,149
World Omni Auto Receivables Trust 2021-B B — 1.040% 6/15/2027	300,000	272,973
World Omni Auto Receivables Trust 2020-C C — 1.390% 5/17/2027	176,000	161,784
		$91,349,990
COLLATERALIZED LOAN OBLIGATION — 18.4%
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730% — 12.973% 7/20/2033(e)(f)	$2,944,000	$2,683,371
ABPCI Direct Lending Fund CLO II LLC 2017-1A ER, 3M USD LIBOR + 7.600% — 11.843% 4/20/2032(e)(f)	3,062,000	2,676,911
ABPCI Direct Lending Fund CLO X LP 2020-10A A1A, 3M USD LIBOR + 1.950% — 6.193% 1/20/2032(e)(f)	678,000	663,761
ABPCI Direct Lending Fund CLO XI LP 2022-11A E, 3M TSFR + 9.700% — 13.756% 10/27/2034(e)(f)	2,000,000	1,916,966

26

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ABPCI Direct Lending Fund IX LLC 2020-9A A1R, 3M USD LIBOR + 1.400% — 5.758% 11/18/2031(e)(f)	$2,378,000	$2,309,849
Barings Middle Market CLO Ltd. 2021-IA D, 3M USD LIBOR + 8.650% — 12.893% 7/20/2033(e)(f)	1,460,000	1,322,318
BlackRock Maroon Bells CLO XI LLC 2022-1A E, 3M TSFR + 9.500% — 12.676% 10/15/2034(e)(f)	5,540,000	5,285,082
Blackrock Mount Adams CLO IX LP 2021-9A A1, 3M USD LIBOR + 1.370% — 6.123% 9/22/2031(e)(f)	1,395,000	1,355,930
Brightwood Capital MM CLO Ltd. 2021-2A A, 3M USD LIBOR + 1.650% — 5.729% 11/15/2030(e)(f)	4,401,000	4,327,701
BTC Holdings Fund I LLC — 6.950% 1/28/2027(b)(c)	542,479	542,479
BTC Offshore Holdings Fund, 3M USD LIBOR + 2.650% — 6.850% 10/20/2029(b)(c)(e)	2,000,000	2,000,000
Cerberus Loan Funding XXIX LP 2020-2A A, 3M USD LIBOR + 1.900% — 5.979% 10/15/2032(e)(f)	9,334,000	9,194,867
Cerberus Loan Funding XXVI LP 2019-1A AR, 3M USD LIBOR + 1.500% — 5.579% 4/15/2031(e)(f)	436,000	428,486
Cerberus Loan Funding XXVIII LP 2020-1A A, 3M USD LIBOR + 1.850% — 5.929% 10/15/2031(e)(f)	2,079,484	2,055,054
Cerberus Loan Funding XXVIII LP 2020-1A D, 3M USD LIBOR + 5.300% — 9.379% 10/15/2031(e)(f)	2,236,000	2,152,389
Cerberus Loan Funding XXXI LP 2021-1A A, 3M USD LIBOR + 1.500% — 5.579% 4/15/2032(e)(f)	1,569,292	1,543,816
Cerberus Loan Funding XXXIX LP 2022-3A C, 3M USD LIBOR + 1.000% — 4.506% 1/20/2033(e)(f)	3,600,000	3,600,000
Cerberus Loan Funding XXXVI LP 2021-6A A, 3M USD LIBOR + 1.400% — 5.479% 11/22/2033(e)(f)	1,950,927	1,940,275
Ellington CLO IV Ltd. 2019-4A AR, 3M USD LIBOR + 1.580% — 5.659% 4/15/2029(e)(f)	564,253	560,613
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1TR, 3M USD LIBOR + 1.550%, — 5.629% 10/15/2033(e)(f)	5,645,000	5,431,664
Fortress Credit Opportunities IX CLO Ltd. 2017-9A ER, 3M USD LIBOR + 8.060%, — 12.139% 10/15/2033(e)(f)	8,814,000	7,767,443
Fortress Credit Opportunities VI CLO Ltd. 2015-6A, 3M USD LIBOR + 1.600% — 5.509% 7/10/2030(e)(f)	4,000,000	3,882,152
Fortress Credit Opportunities XI CLO Ltd. 2018-11A A1T, 3M USD LIBOR + 1.300% — 5.379% 4/15/2031(e)(f)	2,624,000	2,561,158
Fortress Credit Opportunities XVII CLO Ltd. 2022-17A A, 3M TSFR + 1.370% — 5.234% 1/15/2030(e)(f)	3,177,749	3,110,879

27

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Golub Capital Partners CLO 36M Ltd. 2018-36A A, 3M USD LIBOR + 1.300% — 5.832% 2/5/2031(e)(f)	$3,439,000	$3,371,317
Golub Capital Partners CLO 38M Ltd. 2018-38A, 3M USD LIBOR + 2.800% — 7.043% 7/20/2030(e)(f)	1,993,000	1,878,664
Golub Capital Partners CLO 42M Ltd. 2019-42A A2, 3M USD LIBOR + 2.000% — 6.243% 4/20/2031(e)(f)	3,006,000	2,909,859
Golub Capital Partners CLO 45M Ltd. 2019-45A B1, 3M USD LIBOR + 2.550% — 6.793% 10/20/2031(e)(f)	1,429,000	1,380,194
Ivy Hill Middle Market Credit Fund IX Ltd. 9A ERR, 3M TSFR + 8.220% — 12.258% 4/23/2034(e)(f)	6,250,000	5,544,838
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170% — 12.413% 7/20/2033(e)(f)	1,086,000	954,467
Ivy Hill Middle Market Credit Fund XVIII Ltd. 18A E, 3M USD LIBOR + 7.750% — 12.075% 4/22/2033(e)(f)	3,766,000	3,296,805
Lake Shore MM CLO III LLC 2019-2A A2R — 2.525% 10/17/2031(f)	575,000	516,290
Lake Shore MM CLO III LLC 2019-2A A1R, 3M USD LIBOR + 1.480% — 5.559% 10/17/2031(e)(f)	1,228,000	1,192,763
Lake Shore MM CLO IV Ltd. 2021-1A X, 3M USD LIBOR + 1.180% — 5.259% 10/15/2033(e)(f)	704,800	695,821
Madison Park Funding XIII Ltd. 2014-13A AR2, 3M USD LIBOR + 0.950% — 5.177% 4/19/2030(e)(f)	519,059	513,833
MCF CLO IX Ltd. 2019-1A A1R, 3M TSFR + 1.500% — 5.364% 7/17/2031(e)(f)	7,029,000	6,863,425
Owl Rock CLO III Ltd. 2020-3A A1L, 3M USD LIBOR + 1.800% — 6.043% 4/20/2032(e)(f)	800,000	780,338
Owl Rock CLO VI Ltd. 2021-6A A, 3M USD LIBOR + 1.450% — 6.196% 6/21/2032(e)(f)	3,634,000	3,560,306
Parliament CLO II Ltd. 2021-2A A, 3M USD LIBOR + 1.350% — 6.025% 8/20/2032(e)(f)	1,756,000	1,706,400
Parliament CLO II Ltd. 2021-2A D, 3M USD LIBOR + 3.700% — 8.375% 8/20/2032(e)(f)	2,646,000	2,383,477
Parliament Funding II Ltd. 2020-1A AR, 3M USD LIBOR + 1.250% — 5.493% 10/20/2031(e)(f)	2,164,000	2,116,953
TCP Whitney CLO Ltd. 2017-1A ER, 3M USD LIBOR + 8.160% — 12.835% 8/20/2033(e)(f)	2,429,000	2,167,317
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670% — 5.749% 4/15/2031(e)(f)	6,216,000	6,148,612
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.410% — 12.489% 4/15/2031(e)(f)	4,460,000	4,117,842
Woodmont Trust 2019-6A A1R, 3M USD LIBOR + 1.480% — 5.559% 7/15/2031(e)(f)	2,657,000	2,598,658

28

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Woodmont Trust 2019-6A A1R2, 3M USD LIBOR + 1.480% — 5.559% 7/15/2031(e)(f)	$1,679,000	$1,642,133
Zais CLO 7 Ltd. 2017-2A A, 3M USD LIBOR + 1.290% — 5.369% 4/15/2030(e)(f)	564,110	555,255
		$126,208,731
EQUIPMENT — 9.0%
ARI Fleet Lease Trust 2022-A A3 — 3.430% 1/15/2031(f)	$644,000	$618,134
Avis Budget Rental Car Funding AESOP LLC 2019-3A A — 2.360% 3/20/2026(f)	607,000	564,609
Chesapeake Funding II LLC 2020-1A C — 2.140% 8/15/2032(f)	368,000	353,826
CNH Equipment Trust 2022-B A4 — 3.910% 3/15/2028	581,000	554,959
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(f)	2,516,535	1,925,351
Dell Equipment Finance Trust 2021-2 C — 0.940% 12/22/2026(f)	765,000	723,185
Dell Equipment Finance Trust 2022-1 A3 — 2.490% 8/23/2027(f)	7,144,000	6,914,480
Dell Equipment Finance Trust 2022-1 B — 2.720% 8/23/2027(f)	1,109,000	1,063,752
Dell Equipment Finance Trust 2022-1 C — 2.940% 8/23/2027(f)	1,139,000	1,091,344
Enterprise Fleet Financing LLC 2022-3 A3 — 4.290% 7/20/2029(f)	760,000	720,181
Enterprise Fleet Financing LLC 2021-3 A2 — 0.770% 8/20/2027(f)	2,309,066	2,211,992
Enterprise Fleet Financing LLC 2022-2 — 4.790% 5/21/2029(f)	2,419,000	2,349,478
Enterprise Fleet Financing LLC 2022-4 A3 — 5.650% 10/22/2029(f)	1,601,000	1,593,974
Ford Credit Floorplan Master Owner Trust 2020-1 B — 0.980% 9/15/2025	1,000,000	962,842
GMF Floorplan Owner Revolving Trust 2020-2 B — 0.960% 10/15/2025(f)	6,890,000	6,622,347
GMF Floorplan Owner Revolving Trust 2019-2 A — 2.900% 4/15/2026(f)	1,953,000	1,896,064
Hertz Vehicle Financing III LP 2021-2A A — 1.680% 12/27/2027(f)	3,499,000	3,030,617
Hertz Vehicle Financing LLC 2021-1A A — 1.210% 12/26/2025(f)	4,442,000	4,104,634
Hertz Vehicle Financing LLC 2022-4A A — 3.730% 9/25/2026(f)	4,846,000	4,631,586
HPEFS Equipment Trust 2022-1A A3 — 1.380% 5/21/2029(f)	3,943,000	3,794,464
HPEFS Equipment Trust 2022-1A B — 1.790% 5/21/2029(f)	1,619,000	1,531,625
HPEFS Equipment Trust 2022-1A C — 1.960% 5/21/2029(f)	1,076,000	991,017
HPEFS Equipment Trust 2022-2A B — 4.200% 9/20/2029(f)	718,000	686,775
HPEFS Equipment Trust 2022-2A C — 4.430% 9/20/2029(f)	416,000	395,283
NextGear Floorplan Master Owner Trust 2021-1A A — 0.850% 7/15/2026(f)	253,000	235,016
NextGear Floorplan Master Owner Trust 2022-1A A2 — 2.800% 3/15/2027(f)	4,685,000	4,394,345
Pawneee Equipment Receivables LLC 2021-1 A2 — 1.100% 7/15/2027(f)	826,833	789,415
Verizon Master Trust 2022-4 B — 3.640% 11/20/2028(h)	2,555,000	2,460,471

29

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Verizon Master Trust 2022-4 C — 3.890% 11/20/2028(h)	$663,000	$638,130
Wheels SPV 2 LLC 2020-1A A3 — 0.620% 8/20/2029(f)	3,542,000	3,380,323
		$61,230,219
OTHER — 20.0%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(f)	$1,284,000	$1,169,310
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(f)	3,273,000	2,977,160
ABPCI Direct Lending Fund ABS II LLC 2022-2A A1, 3M TSFR + 2.100% — 6.154% 3/1/2032(e)(f)	1,670,000	1,625,508
ABPCI Direct Lending Fund ABS II LLC 2022-2A C — 8.237% 3/1/2032(f)	6,978,000	6,515,994
Brazos Securitization LLC — 5.014% 9/1/2031(f)	863,000	848,659
CARS-DB4 LP 2020-1A A1 — 2.690% 2/15/2050(f)	292,952	273,007
Cleco Securitization I LLC — 4.016% 3/1/2033	1,868,000	1,751,994
Cologix Data Centers US Issuer LLC 2021-1A A2 — 3.300% 12/26/2051(f)	4,273,000	3,721,794
Cologix Data Centers US Issuer LLC 2021-1A C — 5.990% 12/26/2051(f)	3,235,000	2,696,227
Conn's Receivables Funding LLC 2021-A B — 2.870% 5/15/2026(f)	2,369,000	2,332,171
DataBank Issuer 2021-1A A2 — 2.060% 2/27/2051(f)	1,400,000	1,209,359
DataBank Issuer 2021-1A C — 4.430% 2/27/2051(f)	1,500,000	1,250,653
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(f)	512,000	396,365
Diamond Issuer 2021-1A C — 3.787% 11/20/2051(f)	1,718,000	1,347,044
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(f)	330,000	306,855
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(f)	5,662,000	5,285,911
Elm Trust 2020-4A B — 3.866% 10/20/2029(f)	985,000	886,058
Elm Trust 2020-3A B — 4.481% 8/20/2029(f)	897,000	804,348
FCI Funding LLC 2021-1A A — 1.130% 4/15/2033(f)	222,487	217,287
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(f)	3,868,000	3,497,632
Golub Capital Partners ABS Funding Ltd. 2021-2A A — 2.944% 10/19/2029(f)	4,896,000	4,174,701
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(f)	2,267,000	2,069,726
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(f)	1,924,000	1,671,088
Golub Capital Partners ABS Funding Ltd. 2021-2A B — 3.994% 10/19/2029(f)	5,697,000	4,711,678

30

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(f)	$1,404,000	$1,253,288
Gracie Point International Funding 2021-1A, 1M USD LIBOR + 0.750% — 4.870% 11/1/2023(e)(f)	1,802,307	1,795,078
Hotwire Funding LLC 2021-1 C — 4.459% 11/20/2051(f)	1,250,000	1,066,673
Kansas Gas Service Securitization I LLC — 5.486% 8/1/2034	2,470,000	2,497,227
Legal Fee Funding LLC 2006-1A A — 8.000% 7/20/2036(c)(f)	104,836	104,836
MetroNet Infrastructure Issuer LLC 2022-1A A2 — 6.350% 10/20/2052(f)	3,800,000	3,789,621
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(f)	2,912,000	2,629,947
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(f)	907,000	822,029
Monroe Capital Income Plus ABS Funding LLC 2022-1A A — 4.050% 4/30/2032(f)	3,700,000	3,280,063
NRZ Advance Receivables Trust 2020-T2 AT2 — 1.475% 9/15/2053(f)	2,720,000	2,615,073
Oasis Securitization Funding LLC 2021-1A A — 2.579% 2/15/2033(f)	90,318	88,998
Oklahoma Development Finance Authority — 3.877% 5/1/2037	2,095,000	1,962,366
Oklahoma Development Finance Authority — 4.135% 12/1/2033	2,335,000	2,133,739
Oklahoma Development Finance Authority — 4.285% 2/1/2034	887,000	850,523
Oportun Funding XIV LLC 2021-A — 1.210% 3/8/2028(f)	532,000	492,694
Oportun Issuance Trust 2021-B — 1.470% 5/8/2031(f)	1,020,000	911,562
Oportun Issuance Trust 2021-C A — 2.180% 10/8/2031(f)	4,976,000	4,351,021
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950% — 7.029% 1/15/2031(e)(f)	3,099,000	3,055,719
PFS Financing Corp. 2022-D A — 4.270% 8/15/2027(f)	5,205,000	5,060,331
PFS Financing Corp. 2021-A A — 0.710% 4/15/2026(f)	2,543,000	2,395,358
PFS Financing Corp. 2021-B A — 0.770% 8/15/2026(f)	1,925,000	1,762,667
PFS Financing Corp. 2021-A B — 0.960% 4/15/2026(f)	310,000	291,638
PFS Financing Corp. 2020-G A — 0.970% 2/15/2026(f)	3,998,000	3,769,804
PFS Financing Corp. 2021-B B — 1.090% 8/15/2026(f)	713,000	650,250
PFS Financing Corp. 2020-E B — 1.570% 10/15/2025(f)	4,503,000	4,327,460
PFS Financing Corp. 2020-G B — 1.570% 2/15/2026(f)	197,000	187,799
PFS Financing Corp. 2022-A A — 2.470% 2/15/2027(f)	6,716,000	6,259,472
PFS Financing Corp. 2022-A B — 2.770% 2/15/2027(f)	1,380,000	1,292,356
PFS Financing Corp. 2022-C A — 3.890% 5/15/2027(f)	5,700,000	5,433,198
PFS Financing Corp. 2022-C B — 4.390% 5/15/2027(f)	879,000	836,055
PG&E Recovery Funding LLC — 5.045% 7/15/2034	2,244,000	2,246,191
PG&E Wildfire Recovery Funding LLC — 4.022% 6/1/2033	4,140,000	3,980,232
SBA Tower Trust — 1.631% 5/15/2051(f)	426,000	358,031
SBA Tower Trust — 2.328% 1/15/2028(f)	1,334,000	1,101,450
SBA Tower Trust — 6.599% 1/15/2028(f)	1,049,000	1,046,437

31

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(f)	$1,368,257	$1,244,103
TVEST LLC 2020-A A — 4.500% 7/15/2032(f)	160,628	158,239
Vantage Data Centers Issuer LLC 2020-1A A2, 1M USD LIBOR + 1.650% — 1.645% 9/15/2045(f)	1,344,000	1,193,750
VCP RRL ABS I Ltd. 2021-1A A — 2.152% 10/20/2031(f)	1,796,334	1,627,504
VCP RRL ABS I Ltd. 2021-1A B — 2.848% 10/20/2031(f)	2,833,463	2,555,027
VCP RRL ABS I Ltd. 2021-1A C — 5.425% 10/20/2031(f)	4,398,685	4,066,686
		$137,285,024
TOTAL ASSET-BACKED SECURITIES (Cost $439,637,330)		$416,073,964
CORPORATE BONDS & NOTES — 8.9%
COMMUNICATIONS — 1.6%
Amazon.com, Inc. — 1.650% 5/12/2028	$1,834,000	$1,577,815
CCO Holdings LLC/CCO Holdings Capital Corp. — 6.375% 9/1/2029(f)	2,633,000	2,474,336
Consolidated Communications, Inc. — 6.500% 10/1/2028(f)	1,119,000	868,836
DISH Network Corp. — 11.750% 11/15/2027(f)	2,000,000	2,054,800
Frontier Communications Holdings LLC — 5.875% 10/15/2027(f)	3,066,000	2,845,156
Frontier Communications Holdings LLC — 6.000% 1/15/2030(f)	1,636,000	1,284,260
		$11,105,203
CONSUMER, CYCLICAL — 1.3%
Air Canada Pass-Through Trust 2017-1AA — 3.300% 7/15/2031(f)	$1,998,338	$1,689,672
Air Canada Pass-Through Trust 2020-1C — 10.500% 7/15/2026(f)	1,030,000	1,045,586
Aramark Services, Inc. — 6.375% 5/1/2025(f)	2,460,000	2,433,604
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(f)	3,866,000	3,305,430
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	354,000	379,446
		$8,853,738
CONSUMER, NON-CYCLICAL — 0.9%
Cimpress PLC — 7.000% 6/15/2026(f)	$8,557,000	$5,936,419
FINANCIAL — 5.1%
Ares Capital Corp., 1M USD LIBOR + 1.850% — 2.150% 7/15/2026	$4,513,000	$3,822,980
Blackstone Private Credit Fund, 3M USD LIBOR + 8.650% — 2.625% 12/15/2026	4,545,000	3,761,613
Golub Capital BDC, Inc. — 3.375% 4/15/2024	1,487,000	1,432,149
Midcap Financial Issuer Trust — 6.500% 5/1/2028(f)	10,563,000	9,057,772
OWL Rock Core Income Corp. — 5.500% 3/21/2025	7,439,000	7,207,907
OWL Rock Core Income Corp. — 4.700% 2/8/2027	5,384,000	4,826,606

32

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
OWL Rock Core Income Corp. — 7.750% 9/16/2027(f)	$5,122,000	$5,086,658
		$35,195,685
TOTAL CORPORATE BONDS & NOTES (Cost $65,717,266)		$61,091,045
CORPORATE BANK DEBT — 5.4%
Asurion LLC, 1M USD LIBOR + 3.000% — 7.384% 11/3/2024(b)(e)(i)	$5,248,536	$5,085,831
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 9.042% 10/1/2026(b)(e)(i)	3,071,420	2,940,884
Azalea Topco, Inc., 1M USD LIBOR + 3.750% — 8.173% 7/24/2026(b)(e)(i)	1,950,263	1,784,490
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 9.134% 11/12/2027(b)(e)(i)(j)(k)	90,869	85,985
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 9.134% 11/12/2027(b)(e)(i)	1,784,622	1,688,699
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 7.884% 5/17/2028(b)(e)(i)	1,200,715	1,076,141
Emerald Topco, Inc., 1M USD LIBOR + 3.500% — 4.560% — 7.884% 7/24/2026(b)(e)(i)	2,071,403	1,895,334
Farfetch U.S. Holdings, Inc., 1M SOFR 6.250% — 9.292% 10/20/2027(b)(e)(i)	4,000,000	3,420,000
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 8.500% 5/1/2028(b)(e)(i)	1,107,278	1,053,763
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 7.980% 6/28/2024(b)(e)(i)	4,000,420	3,900,410
Heartland Dental LLC, 1M USD LIBOR + 3.750% — 8.387% 4/30/2025(b)(e)(i)	4,006,895	3,716,395
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(b)(e)(i)	480,181	48
Lealand Finance Company B.V. Super Senior Exit LC — 0.500% 6/30/2024(b)(i)(j)(k)	640,000	(134,400)
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 7.542% 3/9/2028(b)(e)(i)	2,657,116	2,313,020
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 7.884% 2/14/2025(b)(e)(i)	2,635,409	2,473,990
Polaris Newco, LLC Term Loan B, 3M USD LIBOR + 4.000% — 8.730% 6/2/2028(b)(e)(i)	2,670,436	2,430,097
WH Borrower LLC, Term Loan B, 1M USD LIBOR + 5.500% — 9.364% 2/15/2027(b)(e)(i)	2,818,835	2,677,893

33

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Windstream Services LLC, 1M USD LIBOR + 6.250% — 10.673% 9/21/2027(b)(e)(i)	$828,520	$750,846
TOTAL CORPORATE BANK DEBT (Cost $39,559,912)		$37,159,426
CONVERTIBLE BONDS — 0.6%
Opendoor Technologies, Inc. — 0.250% 8/15/2026(f)	$4,000,000	$1,561,171
Upwork, Inc. — 0.250% 8/15/2026	3,400,000	2,549,522
TOTAL CONVERTIBLE BONDS (Cost $5,067,443)		$4,110,693
TOTAL BONDS & DEBENTURES — 90.6% (Cost $658,961,703)		$620,855,685
TOTAL INVESTMENT SECURITIES — 90.9% (Cost $660,890,119)		$622,712,115
SHORT-TERM INVESTMENTS — 8.7%
State Street Bank Repurchase Agreement — 1.28% 1/3/2023 (Dated 12/30/2022, repurchase price of $59,869,514, collateralized by $63,946,100 principal amount U.S. Treasury Bill — 0.000% 2023, fair value $60,797,190)(l)	$59,861,000	$59,861,000
TOTAL SHORT-TERM INVESTMENTS (Cost $59,861,000)		$59,861,000
TOTAL INVESTMENTS — 99.6% (Cost $720,751,119)		$682,573,115
Other assets and liabilities, net — 0.4%		2,824,214
NET ASSETS — 100.0%		$685,397,329

(a)  Non-income producing security.

(b)  Restricted securities. These restricted securities constituted 6.06% of total net assets at December 31, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

34

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2022

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.27% of total net assets at December 31, 2022.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2022.

(i)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(j)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(k)  As of December 31, 2022 the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

(l)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

35

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2022

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Asurion LLC, 1M USD LIBOR + 3.000% — 7.384% 11/3/2024	03/08/2022, 06/16/2022	$5,217,284	$5,085,831	0.74%
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 9.042% 10/1/2026	11/18/2021, 11/19/2021	3,046,985	2,940,884	0.43%
Azalea Topco, Inc., 1M USD LIBOR + 3.750% — 8.173% 7/24/2026	02/17/2022, 06/23/2022	1,898,186	1,784,490	0.26%
BTC Holdings Fund I LLC — 6.950% 1/28/2027	09/01/2021	542,479	542,479	0.08%
BTC Offshore Holdings Fund, 3M USD LIBOR + 2.650% — 6.850% 10/20/2029	01/20/2022	2,000,000	2,000,000	0.29%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 9.134% 11/12/2027	04/30/2021	90,552	85,985	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 9.134% 11/12/2027	04/30/2021	1,773,677	1,688,699	0.25%
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 7.884% 5/17/2028	03/08/2022, 05/16/2022, 06/16/2022, 09/15/2022, 10/21/2022	1,191,465	1,076,141	0.16%
Copper Earn Out Trust	12/07/2020	—	27,310	0.00%
Copper Property CTL Pass Through Trust	01/17/2019, 02/08/2019, 03/11/2019, 06/08/2020, 07/10/2020	939,850	775,390	0.11%
Emerald Topco, Inc., 1M USD LIBOR + 3.500% — 4.560% — 7.884% 7/24/2026	09/20/2021, 12/02/2021	2,060,719	1,895,334	0.28%
Farfetch U.S. Holdings, Inc., 1M SOFR 6.250% — 9.292% 10/20/2027	09/27/2022, 09/28/2022	3,750,258	3,420,000	0.50%
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 8.500% 5/1/2028	04/09/2021	1,098,722	1,053,763	0.15%

36

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2022

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 7.980% 6/28/2024	12/02/2021, 02/24/2022, 07/05/2022	$3,977,228	$3,900,410	0.57%
Heartland Dental LLC, 1M USD LIBOR + 3.750% — 8.387% 4/30/2025	02/23/2022, 06/23/2022	3,974,822	3,716,395	0.54%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	02/03/2021	—	48	0.00%
Lealand Finance Company B.V. Super Senior Exit LC — 0.500% 6/30/2024	02/28/2020	(2,256)	(134,400)	(0.02)%
PHI Group, Inc., Restricted	08/19/2019	615,785	941,150	0.14%
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 7.542% 3/9/2028	02/23/2022, 06/13/2022	2,630,563	2,313,020	0.34%
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 7.884% 2/14/2025	02/23/2022, 06/13/2022	2,623,414	2,473,990	0.36%
Polaris Newco, LLC Term Loan B, 3M USD LIBOR + 4.000% — 8.730% 6/2/2028	02/23/2022, 06/16/2022	2,651,348	2,430,097	0.35%
WH Borrower LLC, Term Loan B, 1M USD LIBOR + 5.500% — 9.364% 2/15/2027	02/09/2022	2,770,840	2,677,893	0.39%
Windstream Holdings II, LLC 09/21/2055	11/16/2020	372,781	112,580	0.02%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 10.673% 9/21/2027	08/11/2020	806,105	750,846	0.11%
TOTAL RESTRICTED SECURITIES		$44,030,807	$41,558,335	6.06%

See accompanying Notes to Financial Statements.

37

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

ASSETS
Investment securities — at fair value (identified cost $660,890,119)	$622,712,115
Short-term investments — repurchase agreements	59,861,000
Cash	414,926
Receivable for:
Dividends and interest	4,381,148
Investment securities sold	2,625,720
Capital Stock sold	1,665,448
Total assets	691,660,357
LIABILITIES
Payable for:
Investment securities purchased	3,613,156
Capital Stock repurchased	2,204,181
Advisory fees	197,031
Accrued expenses and other liabilities	248,660
Other commitments and contingencies — Note 9
Total liabilities	6,263,028
NET ASSETS	$685,397,329
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 70,841,709 outstanding shares	$70,841,709
Additional Paid-in Capital	655,828,693
Distributable earnings	(41,273,073)
NET ASSETS	$685,397,329
NET ASSET VALUE
Offering and redemption price per share	$9.68
Advisor class:
Net Assets	$1,082,659
Shares outstanding, no par value; unlimited authorized shares	111,890
Offering and redemption price per share	$9.68
Institutional Class:
Net Assets	$684,314,670
Shares outstanding, no par value; unlimited authorized shares	70,729,819
Offering and redemption price per share	$9.68

See accompanying Notes to Financial Statements.

38

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends	$698,013
Interest	24,796,338
Total investment income	25,494,351
EXPENSES
Advisory fees	3,730,823
Transfer agent fees and expenses	617,804
Filing fees	131,066
Trustee fees and expenses	127,628
Custodian fees	90,389
Reports to shareholders	76,826
Legal fees	67,529
Audit and tax services fees	44,700
Other professional fees	43,774
Administrator fees	32,646
Other	17,173
Total expenses	4,980,358
Reimbursement from Adviser	(1,171,116)
Net expenses	3,809,242
Net investment income	21,685,109
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,695,992)
Net change in unrealized appreciation (depreciation) of:
Investments	(38,642,801)
Net realized and unrealized loss	(42,338,793)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,653,684)

See accompanying Notes to Financial Statements.

39

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$21,685,109	$9,324,813
Net realized gain (loss)	(3,695,992)	1,762,341
Net change in unrealized depreciation	(38,642,801)	(3,618,685)
Net increase (decrease) in net assets resulting from operations	(20,653,684)	7,468,469
Distributions to shareholders — Advisor Class	(10,656)	(516	)(a)
Distributions to shareholders — Institutional Class	(21,290,588)	(11,361,830)
Total distributions to shareholders	(21,301,244)	(11,362,346)
Capital Stock transactions:(b)
Proceeds from Capital Stock sold	468,803,510	418,144,557
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	17,343,822	9,322,247
Cost of Capital Stock repurchased	(425,613,149)	(89,131,463)
Net increase from Capital Stock transactions	60,534,183	338,335,341
Total change in net assets	18,579,255	334,441,464
NET ASSETS
Beginning of Year	666,818,074	332,376,610
End of Year	$685,397,329	$666,818,074

(a)  Period from April 16, 2021, date operations commenced, through December 31, 2021.

(b)  See Note 7, Capital Stock, in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

40

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31, 2022	Period from April 16, through December 31, 2021
Advisor Class
Per share operating performance:
Net asset value at beginning of period	$10.24	$10.32
Income from investment operations:
Net investment income(a)	0.34	0.13
Net realized and unrealized gain on investment securities	(0.63)	(0.05)
Total from investment operations	(0.29)	0.08
Less distributions:
Dividends from net investment income	(0.27)	(0.13)
Distributions from net realized capital gains	—	(0.03)
Total distributions	(0.27)	(0.16)
Net asset value at end of period	$9.68	$10.24
Total investment return(b)	(2.79%)	0.85%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$1,083	$32
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.70%	3.06	%(c)
After reimbursement from Adviser	0.56%	0.59	%(c)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	3.32%	(0.69	%)(c)
After reimbursement from Adviser	3.45%	1.79	%(c)
Portfolio turnover rate	31%	35	%(c)

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)  Annualized

See accompanying Notes to Financial Statements.

41

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2022	2021	2020	2019
Institutional Class
Per share operating performance:
Net asset value at beginning of year	$10.24	$10.29	$10.13	$10.00
Income from investment operations:
Net investment income(a)	0.29	0.20	0.27	0.28
Net realized and unrealized gain (loss) on investment securities	(0.57)	(0.02)	0.20	0.10
Total from investment operations	(0.28)	0.18	0.47	0.38
Less distributions:
Dividends from net investment income	(0.28)	(0.20)	(0.27)	(0.25)
Distributions from net realized capital gains	—	(0.03)	(0.04)	—
Total distributions	(0.28)	(0.23)	(0.31)	(0.25)
Net asset value at end of year	$9.68	$10.24	$10.29	$10.13
Total investment return(b)	(2.82)%	1.77%	4.70%	3.78%
Ratios/supplemental data:
Net assets, end of year (in 000's)	$684,315	$666,786	$332,377	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.67%	0.71%	0.77%	1.01%
After reimbursement from Adviser	0.51%	0.49%	0.39%	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.75%	1.69%	2.25%	2.11%
After reimbursement from Adviser	2.91%	1.91%	2.63%	2.74%
Portfolio turnover rate	31%	35%	39%	30%

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

42

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2022

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2024. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

43

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

44

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $345,214,086 for the year ended December 31, 2022. The proceeds and cost of securities sold resulting in net realized losses of $3,695,992 aggregated $214,223,853 and $217,919,845, respectively, for the year ended December 31, 2022.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, redemption liquidity service expenses, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.59% of the average net assets of the Fund attributable to the Advisor Class and 0.49% of the average net assets of the Fund attributable to the Institutional Class for the period ending April 30, 2022, and in excess of 0.57% of the average net assets of the Fund attributable to the Advisor Class and 0.52% of the average net assets of the Fund attributable to the Institutional Class for the one-year period ending April 30, 2023. During the term of the current expense limit agreement, beginning May 1, 2022 and ending April 30, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning May 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.74% of the average net assets of the Fund attributable to the Advisor

45

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Class and 0.64% of the average net assets of the Fund attributable to the Institutional Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Agreement. As of December 31, 2022, the Adviser may seek recoupment of expense reimbursements in the amounts of $825,067, $1,079,162 and $1,171,116 no later than December 31, 2023, December 31, 2024 and December 31, 2025, respectively.

For the year ended December 31, 2022, the Fund paid aggregate fees and expenses of $127,628 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2022:

Unrealized depreciation	$(38,178,666)
Undistributed ordinary income	356,897
Capital Loss Carryover	(3,451,304)

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. The tax status of distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Dividends from ordinary income	$21,108,440	$10,836,332
Distributions from long-term capital gains	192,804	526,014

Distributions of net short-term capital gains are treated as ordinary income distributions for Federal tax purposes.

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. The Fund generated $590,492 and $2,860,812 of short-term capital losses and long-term capital losses, respectively during the current tax year.

The cost of investment securities held at December 31, 2022 was $720,751,782 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2022, for federal income tax purposes was $1,065,250 and $39,243,917, respectively resulting in net unrealized depreciation of $38,178,667.

As of and during the year ended December 31, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

46

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2022: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$941,150	$941,150
Retailing	—	—	802,700	802,700
Warrants
Midstream — Oil & Gas	—	—	112,580	112,580

47

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency Stripped	—	$1,004,187	—	$1,004,187
Non-Agency	—	53,051,139	—	53,051,139
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	806,679	—	806,679
Agency Pool Fixed Rate	—	123,453	—	123,453
Agency Stripped	—	98,395	—	98,395
Non-Agency Collateralized Mortgage Obligation	—	47,336,704	—	47,336,704
Asset-Backed Securities
Auto	—	91,349,990	—	91,349,990
Collateralized Loan Obligation	—	123,666,252	$2,542,479	126,208,731
Equipment	—	61,230,219	—	61,230,219
Other	—	137,180,188	104,836	137,285,024
Corporate Bonds & Notes	—	61,091,045	—	61,091,045
Corporate Bank Debt	—	37,159,426	—	37,159,426
Convertible Bonds	—	4,110,693	—	4,110,693
Short-Term Investments	—	59,861,000	—	59,861,000
	—	$678,069,370	$4,503,745	$682,573,115

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2022:

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2022
Common Stocks	$2,618,873	$(875,023)	$188,003	$(188,003)	—	$1,743,850	$(698,671)
Warrants Midstream — Oil & Gas	163,241	(50,661)	—	—	—	112,580	(50,661)
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	5,427,136	(398,899)	—	(1,214,882)	$(3,813,355)	—	—

48

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2022
Asset-Backed Securities Collateralized Loan Obligation	$2,720,980	—	$1,000,000	$(1,178,501)	—	$2,542,479	—
Asset-Backed Securities Other	—	—	—	—	$104,836	104,836	—
Corporate Bank Debt	1,100,801	$82,558	4,914	(1,188,273)	—	—	—
	$12,031,031	$(1,242,025)	$1,192,917	$(3,769,659)	$(3,708,519)	$4,503,745	$(749,332)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $3,813,355 out of Level 3 into Level 2 and $104,836 out of Level 2 into Level 3 during the year ended December 31, 2022. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to third party broker quoted.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of December 31, 2022:

Financial Assets	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$802,700	Pricing Model (a)	Quotes/Prices	$3.50-$13.25	$12.92
	$941,150	Pricing Model (b)	Recent Trade Activity	$12.50	$12.50
Warrants	$112,580	Pricing Model (a)	Quotes/Prices	$10.00	$10.00
Asset-Backed Securities Collateralized Loan Obligation	$2,542,479	Third-Party Broker Quote (c)	Quotes/Prices	$100.00	$100.00
Asset-Backed Securities — Other	$104,836	Pricing Model (c)	Quotes/Prices	$100.00	$100.00

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Pricing Model technique for Level 3 securities involves recent trade activity in the security.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

49

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Capital Stock

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares		Amount
Capital Stock sold
Advisor Class	108,470	$1,055,972	3,051	(a)	$31,486	(a)
Institutional Class	47,097,825	467,747,538	40,588,638		418,113,071
Issued to shareholders upon reinvestment of dividends and distributions
Advisor Class	517	5,012	50	(a)	516	(a)
Institutional Class	1,761,416	17,338,810	906,445		9,321,731
Capital Stock repurchased
Advisor Class	(198)	(1,925)	—	(a)	—	(a)
Institutional Class	(43,274,379)	(425,611,224)	(8,664,119)		(89,131,463)
Change in Capital Stock outstanding	5,693,651	$60,534,183	32,834,065		$338,335,341

(a)  Period from April 16, 2021, date operations commenced, through December 31, 2021.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2022:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank
Repurchase Agreement	$59,861,000	$(59,861,000	)(b)	—	—

(a)  Represents the net amount receivable from the counterparty in the event of default.

(b)  Collateral with a value of $60,797,190 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

50

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of December 31, 2022, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$640,000

51

FPA FLEXIBLE FIXED INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA FLEXIBLE FIXED INCOME FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Flexible Fixed Income Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2022, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.

Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
March 1, 2023

52

FPA FLEXIBLE FIXED INCOME FUND
APPROVAL OF THE ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 8, 2022, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2023, on the recommendation of the Independent Directors, who met in executive session on August 8, 2022 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 11, 2022, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 11 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund.

In addition to the executive sessions, the Boards, acting directly or through their committees, met regularly throughout the year and received information on a variety of topics that were relevant to their annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution, service provider oversight and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreements supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also advised by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During both executive sessions, independent legal counsel reviewed with Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts supporting them; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager: Abhijeet V. Patwardhan, who joined the Adviser in 2010 and has served as portfolio manager since 2018. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

53

FPA FLEXIBLE FIXED INCOME FUND
APPROVAL OF THE ADVISORY AGREEMENT (Continued)

(Unaudited)

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors recognized that the Fund is less than 4 years old and has not yet had time to develop a meaningful, long-term track record. However, in light of the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the long-term investment performance of NI, which is managed by the same portfolio management team. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the one- and three-year periods ended March 31, 2022, and outperformed the comparative Bloomberg Barclays U.S. Universal Bond Index, for the one- and three-year periods ended March 31, 2022. After discussion, the Board and the Independent Directors determined that the Fund's investment results were reasonable in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory is fee equal to that of the Peer Group median and its overall net expense ratio was also below the Peer Group median. In addition, the Directors noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio managers but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's

54

FPA FLEXIBLE FIXED INCOME FUND
APPROVAL OF THE ADVISORY AGREEMENT (Continued)

(Unaudited)

substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, five analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board noted that the Fund does not charge sales loads.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.52% of the average net assets of the Fund attributable to the Institutional Class and 0.57% of the average the net assets of the Fund attributable to the Advisor Class for the one-year period ending April 30, 2023. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2023.

55

FPA FLEXIBLE FIXED INCOME FUND
LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the "Liquidity Rule"), the Fund has adopted and implemented a written liquidity risk management program (the "Program"). The Fund's Board of Trustees have also designated the Adviser to serve as the administrator of the Program.

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund's liquidity risk. A Fund's "liquidity risk" is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund's liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund's investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment's market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to "highly liquid investment minimums" (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule's limitations on a Fund's investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Fund's Board of Trustees received reports prepared by the Adviser addressing the Program's operation and assessing the adequacy and effectiveness of its implementation for the period from October 1, 2021 to September 30, 2022. The reports concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund's liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds' liquidity developments, as applicable.

56

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Advisor Class
Beginning Account Value June 30, 2022	$1,000.00	$1,000.00
Ending Account Value December 31, 2022	$1,001.00	$1,022.38
Expenses Paid During Period(a)	$2.82	$2.85
Institutional Class
Beginning Account Value June 30, 2022	$1,000.00	$1,000.00
Ending Account Value December 31, 2022	$1,000.30	$1,022.58
Expenses Paid During Period(b)	$2.62	$2.65

(a)  Expenses are equal to the Fund's annualized expense ratio of 0.56%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2022 (184/365 days).

(b)  Expenses are equal to the Fund's annualized expense ratio of 0.52%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2022 (184/365 days).

57

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds"). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective, and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information of current, former, and prospective investors.

Sources and Collection of Non-Public Personal Information.

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional non-public personal information from different sources, such as: (i) affiliates or their service providers; (ii) public websites or other publicly available sources such as government records; and/or (iii) from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The non-public personal information collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (iii) internet or other electronic network activity like interactions with the FPA website; and (iv) professional or employment-related information like an investor's occupation and job title.

Purpose for Collecting Non-Public Personal Information.

We may collect or use all or a few of these categories of non-public personal information listed above for the following business or commercial purposes: (i) performing services on behalf of FPA or the FPA Funds, including, for example, maintaining or servicing accounts, providing customer service, processing transactions, verifying information, processing payments, or providing similar services; (ii) performing our contractual obligations, including providing updates on FPA Funds performance and other operational matters; (iii) detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, including, preventing fraud and conducting "Know Your Client," antimoney laundering, terrorist financing, and conflict checks; or (iv) enabling or effecting commercial transactions, including, using bank account details to remit funds and process distributions.

Disclosure of Non-Public Personal Information.

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, conducting Know Your Client reviews, performing checks

58

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY (Continued)

(Unaudited)

against sanctions lists, and gathering shareholder proxies. In many instances, the investor will be a client of a third party, but the FPA Funds may also provide an investor's non-public personal information and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties.

The FPA Funds reserve the right to report or disclose non-public personal information or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Rights to Limited Sharing.

Federal law gives you the right to limit some but not all sharing of your nonpublic personal information. We do not: (i) share non-public personal information with non-affiliates to market to you; (ii) engage in joint marketing with non-affiliates; (iii) share non-public personal information with affiliates to market to you; or (iv) share non-public personal information about your creditworthiness with affiliates.

Procedures to Safeguard Private Information.

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' non-public personal information against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Changes to the Privacy Policy.

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy will be updated.

FPA Funds.

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, Source Capital, Inc.

Contact Us.

Questions, comments, and requests regarding this privacy policy are welcomed and should be addressed to dataprotection@fpa.com.

Revised: January 2022

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FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Senior Vice President for Strategic Initiatives of CMW Strategies LLC (since 2022). Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

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FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

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FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO of the Adviser (since 2022); and Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Senior Vice President and Controller of FPA.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

62

FPA FLEXIBLE FIXED INCOME FUND

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Advisor Class:
TICKER SYMBOL: FPFAX
CUSIP: 30254T650
Institutional Class:
TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Sandra Brown, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase either designee’s duties, obligations or liability as compared to her duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

FPA Crescent Fund		2021	2022
(a)	Audit Fees	$57,750	$60,638
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$12,300	$12,915
(d)	All Other Fees(2)	$1,602	$769

(1)       Tax fees are for the preparation of the Fund’s tax return(s).

(2)       Other fees are for the identification of any PFIC holdings in the Fund.

FPA Flexible Fixed Income Fund		2021	2022
(a)	Audit Fees	$32,000	$34,600
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$6,700	$7,035
(d)	All Other Fees	$-0-	$-0-

(1)       Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)	The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)	the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)	0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)	For the fiscal year ended December 31, 2022, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $52,360 and $50,820, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 9, 2023

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 9, 2023